As filed with the Securities and Exchange Commission on December 13, 2013
1933 Act File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐	Post-Effective Amendment No. ☐

FUNDVANTAGE TRUST

(Exact Name Of Registrant As Specified In Charter)

(302) 791-1851

(Area Code and Telephone Number)

301 Bellevue Parkway, Wilmington, DE 19809

(Address of Principal Executive Offices)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE  19809

(Name and Address of Agent for Service)

Copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton, LLP
3000 Two Logan Square
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class I Shares of beneficial interest, no par value, of the Mount Lucas U.S. Focused Equity Fund, a series of the Registrant.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on January 12, 2014, pursuant to Rule 488 under the Securities Act of 1933.

SCOTIA INSTITUTIONAL FUNDS

Mount Lucas U.S. Focused Equity Fund

1055 Westlakes Drive, Suite 301
Berwyn, Pennsylvania 19312
1-888-572-0968

January    , 2014

Dear Shareholder:

The Board of Trustees of Scotia Institutional Funds (formerly, DundeeWealth Funds) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Mount Lucas U.S. Focused Equity Fund (the “Target Fund”), a series of Scotia Institutional Funds, to be held at 10:00 a.m., Eastern time, on March 7, 2014, at the offices of Scotia Institutional Funds, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

At the Special Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Target Fund into a newly organized series of FundVantage Trust (the “Acquiring Fund”).  The reorganization contemplates the acquisition of all of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund (the “Reorganization”).  The following table shows the Target Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Target Fund	Acquiring Fund
Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds	Mount Lucas U.S. Focused Equity Fund, a series of FundVantage Trust

Class I Shares	Class I Shares

As a shareholder of the Target Fund, you are being asked to vote to approve the Reorganization Agreement with respect to the Target Fund.  The accompanying document describes the Reorganization and compares the policies and expenses of the Target Fund to those of the Acquiring Fund for your review and evaluation.  In considering whether to approve a Reorganization, you should note that:

•                                          The Reorganization results from the business strategy decision of the Target Fund’s current investment adviser, Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (SIIUS) to exit the sponsored mutual fund business.  The Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization, has the same investment objectives and investment strategies as those of the Target Fund, and will permit the shareholders of the Target Fund to receive the benefits of investment management services that are currently being provided by the Target Fund’s sub-adviser, Mount Lucas Management LP, which will serve as the Acquiring Fund’s investment adviser.

•                                          The receipt of Acquiring Fund Shares (as such term is defined in the Reorganization Agreement) by shareholders of the Target Fund in the Reorganization is not expected to result in a taxable event, unlike the liquidation of a fund (which could result in your paying federal income taxes).

•                                          The Acquiring Fund will have the same advisory expenses and Total Annual Fund Operating Expenses After Fee Waiver as the Target Fund.

•                                          The Acquiring Fund Shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Target Fund Shares that you held immediately prior to the Reorganization.

•                                          As a shareholder of the Acquiring Fund, you will have access to a wide range of shareholder services, including telephone redemption services and toll-free shareholder service support substantially similar to the services currently available to you as a shareholder of the Target Fund.

The formal Notice of Special Meeting, a combined Proxy Statement/Prospectus and a Proxy Card are enclosed.  The proposed Reorganization, and the reasons for the unanimous recommendation by the Scotia Institutional Funds’ Board of Trustees that shareholders approve the Reorganization, are discussed in detail in the enclosed materials, which you should read carefully.  If you have any questions about the Reorganization, please do not hesitate to contact Scotia Institutional Funds toll free at 1-888-572-0968.

Your vote is important to us regardless of the number of shares that you own.  Please vote by returning your Proxy Card today in the enclosed postage-paid envelope.  You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

We look forward to your attendance at the Special Meeting or receiving your Proxy Card or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

Sincerely,

David Lebisky, Secretary and CCO

Scotia Institutional Funds

SCOTIA INSTITUTIONAL FUNDS
FUNDVANTAGE TRUST

January    , 2014

Questions & Answers

While we recommend that you read the entire combined proxy statement/prospectus (“Proxy Statement/Prospectus”), for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the issues to be voted on by shareholders.

Q:  What are shareholders of the Mount Lucas U.S. Focused Equity Fund (the “Target Fund”) being asked to vote upon?

A:   Scotia Institutional Funds has proposed to reorganize the Target Fund into the Mount Lucas U.S. Focused Equity Fund (the “Acquiring Fund”), a corresponding series offered by FundVantage Trust (the “Reorganization”).  Shareholders of the Target Fund are being asked to approve the related Reorganization Agreement.

The following table shows the Target Fund and the Acquiring Fund.  As indicated below, each Acquiring Fund will issue corresponding shares to each of the classes of the Target Fund.

Target Fund	Acquiring Fund
Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds	Mount Lucas U.S. Focused Equity Fund, a series of FundVantage Trust

Class I Shares	Class I Shares

Q.  Why are the Trustees of Scotia Institutional Funds recommending the Reorganization?

A:  The Trustees of Scotia Institutional Funds have determined that the Reorganization of the Target Fund is in the best interest of the Target Fund and its shareholders and that the interests of shareholders of the Target Fund will not be diluted as a result of the Reorganization.  In approving the Reorganization, the Board of Trustees took into consideration, among other matters, that:

•                  The Reorganization will permit the shareholders of the Target Fund to continue to receive the benefits of investment management services provided by the Target Fund’s current sub-adviser, Mount Lucas Management LP (“Mount Lucas”), which will assume the role of the Acquiring Fund’s investment adviser and will continue to manage the Acquiring Fund’s assets on a day-to-day basis. The Target Fund’s current investment adviser, Scotia Institutional Investments US, LP (“SIIUS”), has made a business strategy decision to exit the sponsored mutual fund business.

•                  The Acquiring Fund’s investment objective, policies and strategies are the same as those of the Target Fund.

•                  Cost to shareholders for owning Fund shares will not increase following the Reorganization because the Acquiring Fund will have the same advisory fee and Total Annual Fund Operating Expenses After Fee Waiver as the Target Fund.

•                  The parties anticipate that the Reorganization of the Target Fund will be completed as a tax-free transaction for federal income tax purposes.

The Board of Trustees of FundVantage Trust has also approved the Reorganization.

Q:  What is the anticipated timing of the Reorganization?

A:  The Special Meeting of shareholders is scheduled to occur on March 7, 2014.  If all necessary approvals are obtained, the proposed Reorganization will likely take place on or about March 21, 2014.

Q:  What are the federal tax implications to shareholders in connection with the proposed Reorganization?

A:  Shareholders of the Target Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the Acquiring Fund in the Reorganization. For shareholders holding the Target Fund’s shares as capital assets, such shareholder’s cost basis and holding period of the Target Fund’s shares are expected to carry over to the shareholder’s new shares in the Acquiring Fund.  You should consult your own tax advisor regarding other federal, state or local tax consequences of the Reorganization.

Q:  How will the Reorganization affect my investment?

A:  The cash value of your investment will not change, and you will not have to pay any sales charge in connection with the Reorganization.  You will receive shares of the Acquiring Fund with a total dollar value equal to the Target Fund shares that you own at the time of the Reorganization.

Q:  What will happen to my account?

A:  After the Reorganization, your Target Fund account will be closed and a new account will be opened for you in the Acquiring Fund. This process will occur automatically, with no action required by you.

Q:  Who is bearing the expenses related to the proxy and shareholder meeting?

A:   Mount Lucas has agreed to bear the expenses related to the proposed Reorganization.

Q:  Will my vote make a difference?

A:   Yes.  Your vote, no matter how many shares you own, is needed to ensure that the Reorganization can be acted upon.

Q:  What percentage of votes is necessary to approve a Reorganization?

A:  Approval of the Reorganization Agreement with respect to the Target Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Target Fund.  The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, as amended, and as used in the Proxy Statement means the affirmative vote of the lesser of (i) 67% of the voting securities of the Target Fund present at a meeting if more than 50% of the outstanding voting securities of the Target Fund is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.  If the shareholders of the Target Fund do not approve the Reorganization, or the Reorganization does not occur for any other reason, the Board of Trustees of Scotia Institutional Funds will consider other possible courses of action for the Target Fund, including resolicitation of proxies or liquidation of the Target Fund.

Q:  How can I vote my shares?

A:  You may vote your proxy by mail by indicating your voting instructions on the enclosed proxy card.  Date and sign the card and return it in the postage-paid envelope provided, which needs no postage if mailed within the United States.  You may be eligible to vote by touch-tone telephone or Internet.  If so, the instructions for telephone and Internet voting are listed on the enclosed proxy card.  Please follow the appropriate instructions for your chosen method of voting.  You may also vote your shares by attending the Special Meeting and voting them in person.

Q:  Who do I call with questions?

A:  For general inquiries concerning the Reorganization, please contact Scotia Institutional Funds toll free at 1-888-572-0968 between 8:00 a.m. and 6:00 p.m. Eastern time.

SCOTIA INSTITUTIONAL FUNDS

Mount Lucas U.S. Focused Equity Fund

1055 Westlakes Drive, Suite 301
Berwyn, Pennsylvania 19312
1-888-572-0968

January    , 2014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 7, 2014

To the Shareholders:

A Special Meeting of Shareholders of the Mount Lucas U.S. Focused Equity Fund (the “Target Fund”), a series of Scotia Institutional Funds (formerly, DundeeWealth Funds), will be held on March 7, 2014 at 10:00 a.m., Eastern time, at the offices of Scotia Institutional Funds, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312 (the “Special Meeting”).

At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve the following:

1.                                      An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the corresponding series of FundVantage Trust (the “Acquiring Fund”) and the assumption of the liabilities of the Target Fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; and (ii) the subsequent pro rata distribution of Acquiring Fund Shares to the Target Fund shareholders, and the complete liquidation of the Target Fund.

2.                                      To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES OF SCOTIA INSTITUTIONAL FUNDS HAS UNANIMOUSLY APPROVED THIS PROPOSAL FOR THE TARGET FUND AND RECOMMENDS YOU VOTE IN FAVOR OF THIS PROPOSAL.

Shareholders of record at the close of business on January 13, 2014, are entitled to vote at the Special Meeting.

Please review the accompanying combined Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted.

By Order of the Board of Trustees

January    , 2014

COMBINED PROXY STATEMENT/PROSPECTUS
January    , 2014

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

a Series of
Scotia Institutional Funds
1055 Westlakes Drive, Suite 301
Berwyn, Pennsylvania 19312
1-888-572-0968

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

a Series of
FundVantage Trust
301 Bellevue Parkway
Wilmington, Delaware 19809
1-888-678-6034

This proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of the Mount Lucas U.S. Focused Equity Fund (the “Target Fund”).  The Target Fund is a series of Scotia Institutional Funds (formerly, DundeeWealth Funds), a Delaware statutory trust.  The Trustees of Scotia Institutional Funds (the “Trustees”) have called a Special Meeting of Shareholders of the Target Fund (the “Special Meeting”) to be held at the offices of Scotia Institutional Funds, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312 on March 7, 2014 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve the following:

1.                                      An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to a corresponding series of FundVantage Trust (the “Acquiring Fund”) and the assumption of the liabilities of the Target Fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; and (ii) the subsequent pro rata distribution of Acquiring Fund Shares to the Target Fund shareholders, and the complete liquidation of the Target Fund (the “Reorganization”).

2.                                      To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The following table shows the Target Fund and the Acquiring Fund.

Target Fund	Acquiring Fund
Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds	Mount Lucas U.S. Focused Equity Fund, a series of FundVantage Trust

Class I Shares	Class I Shares

The Target Fund and the Acquiring Fund are series of registered open-end management investment companies (mutual funds).  The Acquiring Fund is a newly organized series of FundVantage Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization.  The Acquiring Fund has identical investment objectives, policies and strategies as the Target Fund.  The investment sub-adviser of the Target Fund, Mount Lucas Management LP, will serve as the investment adviser to the Acquiring Fund.

Upon the exchange of all of the assets and the liabilities of the Target Fund for shares of the Acquiring Fund, the Target Fund will distribute to its shareholders their pro rata portions of the shares of the Acquiring Fund received in the Reorganization, and then will completely liquidate.  The shares of the Acquiring Fund you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of 4:00 p.m. on the business day immediately preceding the closing date of the Reorganization.  As a shareholder of the Target Fund, you are being asked to vote to approve an Agreement and Plan of Reorganization pursuant to which these transactions will be accomplished with respect to the Target Fund.

Because you, as a shareholder of the Target Fund, are being asked to approve transactions that will result in you holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.  This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before voting or investing.  A Statement of Additional Information relating to this Proxy Statement/Prospectus, dated January    , 2014, is available upon request and without charge by calling 1-888-572-0968 and is incorporated herein by reference.  In addition, each of the following documents is incorporated by reference (legally considered to be part of this Proxy Statement/Prospectus):

•                  Scotia Institutional Funds’ Prospectus for the Target Fund dated February 1, 2013, as amended or supplemented from time to time, (“Target Fund Prospectus”);

•                  Scotia Institutional Funds’ Statement of Additional Information for the Target Fund dated February 1, 2013, as amended or supplemented from time to time (“Target Fund SAI”); and

•                  Scotia Institutional Funds’ Annual Report for the Target Fund dated September 30, 2013 (“Target Fund Annual Report”).

Copies of the Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and other information about the Target Fund may be obtained without charge by calling 1-888-572-0968, by writing to Scotia Institutional Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9679, Providence, RI 02940-9679, or on the Scotia Institutional Funds’ website at www.TheSIFunds.com.

You can copy and review information about the Target Fund and the Acquiring Fund at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Acquiring Fund and Target Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about January    , 2014.

An investment in the Target Fund or the Acquiring Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in either the Target Fund or the Acquiring Fund involves investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/PROSPECTUS

i

ii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the Target Fund Prospectus, the Target Fund SAI and the Reorganization Agreement.  A copy of the Reorganization Agreement is attached as Appendix A to this Proxy Statement/Prospectus.

Boards’ Consideration of the Reorganization

At a meeting held on November 19, 2013, the Trustees of Scotia Institutional Funds considered the Reorganization Agreement and the Reorganization of the Target Fund into the Acquiring Fund.  Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees of Scotia Institutional Funds, including all of the independent Trustees (the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participation in the Reorganization of the Target Fund, as contemplated by the Reorganization Agreement, is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.  For additional information, see “Information About the Reorganization— Board Consideration and Approval of the Reorganization.”

The Trustees of Scotia Institutional Funds unanimously recommend that shareholders of the Target Fund approve the Reorganization Agreement.

At a meeting held on September 24, 2013, the Board of Trustees of FundVantage Trust similarly found that participation in the Reorganization of the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

The Reorganization

The Reorganization Agreement contemplates the Reorganization of the Target Fund into the Acquiring Fund.  The Acquiring Fund is a newly organized series of FundVantage Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization.  Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“SIIUS”), the investment adviser to the Target Fund, is exiting the sponsored mutual fund business.  Mount Lucas Management LP (“Mount Lucas”), the Target Fund’s sub-adviser, will assume the role of the Acquiring Fund’s adviser (the “Adviser”) following the Reorganization.

The Reorganization Agreement provides for (i) the transfer of all of the assets of the Target Fund in exchange for corresponding class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and (ii) the subsequent prompt distribution of the Acquiring Fund Shares pro rata to shareholders of the Target Fund, and the complete liquidation of the Target Fund.

As a result of the Reorganization, each Target Fund shareholder will become a shareholder of the Acquiring Fund and will hold, immediately after the Reorganization, corresponding class shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the shares that such shareholder held in the Target Fund immediately prior to the Reorganization. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will agree) and shareholders of the Target Fund will not pay any sales charge as a result of the exchange of the shares in the Reorganization.  The Acquiring Fund does not anticipate that it will need to sell any of the portfolio securities received from the Target Fund in the Reorganization to comply with the Acquiring Fund’s prospectus restrictions.

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If approved, the Reorganization will occur on or about March 21, 2014, or on another date selected by Scotia Institutional Funds and FundVantage Trust. Approval of the Reorganization Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Target Fund.  The term “majority of the outstanding voting securities” of the Target Fund, as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Target Fund present at a meeting if more than 50% of the outstanding voting securities of the Target Fund is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.  If the shareholders of the Target Fund do not approve the Reorganization, or the Reorganization does not occur for any other reason, the Board of Trustees of Scotia Institutional Funds will consider other possible courses of action for the Target Fund, including resolicitation of proxies or liquidation of the Target Fund.  See “Information about the Reorganization” and “Voting Information” below.

The Reorganization results from a business strategy decision of the Target Fund’s current investment adviser, SIIUS, to exit the sponsored mutual fund business.  After exploring alternatives for the Target Fund, SIIUS and the Adviser recommended that the Trustees of Scotia Institutional Funds approve the Reorganization of the Target Fund into the Acquiring Fund.  The Trustees of Scotia Institutional Funds reviewed and considered, with the assistance of legal counsel, a number of factors relating to the proposed Reorganization, including the benefit to shareholders of continued management of their assets by the Target Fund’s current sub-adviser who would assume the role of the Acquiring Fund’s adviser, and the fact that the fees and expenses of the Acquiring Fund would remain the same as those of the Target Fund following the Reorganization. For these reasons and additional reasons set forth below under “Information About the Reorganization — Board Consideration and Approval of the Reorganization” the Trustees of Scotia Institutional Funds unanimously recommend the approval of the proposed Reorganization by the Target Fund’s shareholders.

Distribution Arrangements

Class I shares of the Acquiring Fund and the Target Fund do not bear any sales charges or distribution fees.

Foreside Fund Services, LLC serves as the principal underwriter for shares of the Target Fund.  Foreside Funds Distributors LLC serves as the principal underwriter for shares of the Acquiring Fund.  For a complete description of distribution arrangements, please see the Target Fund’s Prospectus and the Target Fund’s SAI, each of which is incorporated in this Proxy Statement/Prospectus by reference, and “Appendix B — Shareholder Information for the Acquiring Fund.”

Purchase and Redemption of Shares

The purchase and redemption procedures for the Acquiring Fund and Target Fund are identical.  For a detailed discussion, see “Additional Information About the Acquiring and Target Funds” and “Appendix B — Shareholder Information for the Acquiring Fund.”

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the Acquiring Fund Shares, that are applicable to you as a Target Fund shareholder.  The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle or

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conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, neither the Target Fund nor any of its respective shareholders, nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from counsel to the Acquiring Fund to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  The tax opinion will be based on then-existing law and regulations, will be subject to certain assumptions, qualifications and exclusions and will be based on the truth and accuracy of certain representations made by the Target Fund and the Acquiring Fund.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization.  An opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  See “Information about the Reorganization — Federal Income Tax Consequences.”

Comparison of the Target Fund and the Acquiring Fund

This section will help you compare the Target Fund and the Acquiring Fund (each, a “Fund” and collectively the “Funds”).

Investment Objectives and Principal Investment Strategies.  Because the Acquiring Fund is a new fund organized specifically to receive all the assets and carry on the business of the Target Fund, the investment objectives and principal investment strategies of the Funds are identical.

Investment Objective: Each Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies: Each Fund invests, under normal market conditions, in U.S. common stocks and other equity securities. Each Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. common stocks and equity securities (“80% Policy”).  The 80% Policy is classified as a non-fundamental policy of each Fund which can be changed by each Fund’s Board of Trustees without shareholder approval upon 60 days’ prior notice to shareholders. Each Fund is non-diversified and each Fund’s portfolio will typically consist of 20-40 stocks.

The Adviser selects investments for each Fund based upon a proprietary equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500® Index.  The Adviser’s approach is purely quantitative. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria.  Price momentum is calculated as the percentage change in the price of a stock between two dates. These securities may be traded over-the-counter or listed on an exchange. While neither Fund will not concentrate its investments in any one industry, each Fund may from time to time have a significant exposure in one or more sectors of the economy if the Adviser’s computer equity model favors such sector or sectors.

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The Adviser’s strategy maintains a focus on the large-cap universe and seeks to capitalize on the Adviser’s belief that seal ideas can lead to returns greater than the S&P 500® Index: deep value stocks may outperform the market over the long-term, momentum can persist within the market, fewer stocks in a strategy may be beneficial, a long-term investment horizon is necessary because strategies need time to work, and asset weighted portfolio construction may hurt returns in the long-run.

For each Fund, the Adviser rebalances the portfolio twice per year, which has historically resulted in turnover of approximately 100% - 180% per year.

Principal Risks.  The Funds have the same investment objectives and the same investment strategies.  As a result, the risks associated with an investment in the Target Fund are the same risks associated with an investment in the Acquiring Fund.

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in the Funds are:

Equity Securities Risk. Stock markets are volatile.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Large Cap Risk. Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Non-Diversification Risk. The risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified. Accordingly, each Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities.

Value Investing Risk. A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

Sector Focus Risk. Although each Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value (“NAV”) and total returns and may subject the Fund to greater risk of loss. Accordingly, each Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in the section “Additional Information about the Acquiring Fund — More Information about the Acquiring Fund’s Investment Strategies and Risks.”

Fees and Expenses.  Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year).  The Target Fund and the Acquiring Fund have identical total expenses, after fee waivers and/or expense reimbursements.

Expense Tables:  The following tables: (1) compare the fees and expenses for the Target Fund based on actual expenses for a recent twelve month period to the estimated expenses for the Acquiring Fund and (2) show the estimated fees and expenses for the Acquiring Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in the Target Fund will bear as shareholders of

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the Acquiring Fund. The tables enable you to compare and contrast the recent expense levels for the Target Fund and the estimated expenses of the Acquiring Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Target Fund or the Acquiring Fund.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The Target Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Target Fund’s operating history will be used for financial reporting purposes.

	Target Fund		Acquiring Fund
	Class I		Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%		0.75%
Other Expenses
Shareholder Servicing Fee	0.00%		0.00%
Other Operating Expenses	0.50%		0.62%
Total Other Expenses	0.50%		0.62%
Total Annual Fund Operating Expenses	1.25%		1.37	%(1)
Fee Waiver and/or Expense Reimbursement	0.30%		0.42%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95	%(2)	0.95	%(3)

(1)  The Acquiring Fund’s “Total Annual Fund Operating Expenses” reflect expenses expected to be incurred for the Acquiring Fund for the current fiscal year.

(2) SIIUS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares until January 31, 2015. If it becomes unnecessary for SIIUS to waive fees or make reimbursements, SIIUS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

(3) The Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the Acquiring Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, any class-specific fees and expenses, “Acquired Fund Fees and Expenses,” extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I Shares (“Expense Limitation”).  The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of FundVantage Trust approves its earlier termination.  The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Acquiring Fund. No recoupment will occur unless the Acquiring Fund’s expenses are below the Expense Limitation.

Examples: These examples are intended to help you compare and contrast the cost of investing in: (1) the Target Fund as it currently exists, (2) the Acquiring Fund as it currently exists, and (3) the Acquiring Fund if it acquires the Target Fund (i.e., the “pro forma” figure).  The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.  In the “pro forma” line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense table and do not reflect any voluntary expense waivers or reimbursement.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

5

	One Year	Three Years	Five Years	Ten Years
Target Fund
Class I	$97	$367	$657	$1,485
Acquiring Fund
Class I	$97	$392	$710	$1,610

Portfolio Turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 103.55% of the average value of its portfolio.  The Acquiring Fund’s portfolio turnover rate for the next fiscal year is not expected to be substantially different than the turnover rate for the most recent fiscal year given the continuity of management by the Adviser.

Performance Information.  If the Reorganization is approved, the Acquiring Fund will adopt the performance history of the Target Fund.  The bar chart and the performance table below illustrate the risks and volatility of an investment in the Target Fund by showing changes in the Target Fund’s performance from calendar year to calendar year and by showing how the Target Fund’s average annual total returns for 1 year, 5 years and since inception compare with the S&P 500® Index.  The bar chart assumes reinvestment of dividends and distributions.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance Bar Chart

Year-by-Year Total Returns as of 12/31 for Class I Shares

[INSERT BAR CHART]

Best Quarter	Worst Quarter
%	%

Year to Date Total Return as of [most recent calendar quarter end]: [      ]%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns

For the period ended [December 31, 2013]

	1 Year		5 Years		Since Inception(1)
Target Fund Class I Shares
Return Before Taxes		%		%		%
Return After Taxes on Distributions		%		%		%
Return After Taxes on Distributions and Sale of Fund Shares		%		%		%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)%				%		%

(1) While the Target Fund commenced operations on September 28, 2007, the Target Fund began investing consistent with its investment objective on October 1, 2007.

(2) The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

6

Comparison of Investment Advisers

Pursuant to the Reorganization Agreement, Mount Lucas will succeed SIIUS as adviser to the Acquiring Fund.  There are no material differences between the terms of the investment advisory agreement between Mount Lucas and the Acquiring Fund (the “FundVantage Advisory Agreement”) and the terms of the current advisory agreement between SIIUS and the Target Fund (the “SIIUS Advisory Agreement”).  SIIUS is responsible for continuously reviewing, supervising and administering the investment program of the Target Fund for which it acts as investment adviser and also ensuring compliance with such Fund’s investment policies and guidelines.

	Target Fund	Acquiring Fund
Investment Adviser

Scotia Institutional Investments, LP serves as the investment adviser to the Target Fund. SIIUS’ principal place of business is 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312. As of November 30, 2013, SIIUS had approximately $209 million in assets under management. SIIUS has the authority to manage the Target Fund with its investment objective, policies, and restrictions, subject to general supervision of the Scotia Institutional Funds Board.

For its services, SIIUS is entitled to a management fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Target Fund.

Mount Lucas Management LP serves as investment adviser to the Acquiring Fund. Mount Lucas’ principal place of business is 405 South State Street, Newton, PA 18940. As Adviser, Mount Lucas has the authority to manage the Acquiring Fund with its investment objective, policies, and restrictions, subject to the general supervision of the FundVantage Trust Board. As of November 30, 2013, Mount Lucas had approximately $1.4 billion in assets under management. The same individuals responsible for the day-to-day management of the Target Fund will continue to serve as portfolio managers to the Acquiring Fund.

For its services, Mount Lucas is entitled to a management fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Target Fund.

Sub-Adviser

Mount Lucas Management LP serves as sub-adviser to the Target Fund. Mount Lucas’ principal place of business is 405 South State Street, Newton, PA 18940. As sub-adviser, Mount Lucas makes investment decisions for the Target Fund and also ensures compliance with the Target Fund’s investment policies and guidelines. As of November 30, 2013, Mount Lucas had approximately $1.4 billion in assets under management.

For its services, Mount Lucas is paid a fee by the Adviser of 0.25% on the first $200,000,000 and 0.60% on the balance of

None.

7

the Target Fund’s average daily net assets.

INFORMATION ABOUT THE REORGANIZATION

Significant features of the Reorganization are summarized below.  This summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.

Background Information Regarding Scotia Institutional Funds

SIIUS, the current investment adviser to the Target Fund, informed the Board of Trustees of Scotia Institutional Funds that it had decided to exit the sponsored mutual fund business.  SIIUS indicated that under the circumstances it would proceed to explore various alternatives for the future of the Target Fund, including reorganization as series of “multiple series trust” mutual funds administered by other organizations and managed by the Target Fund’s current sub-adviser, and liquidation.

At a meeting of the Scotia Institutional Funds Board on November 19, 2013, SIIUS reported on the results of its exploration of alternatives and SIIUS and Mount Lucas recommended that the Scotia Institutional Funds Board approve the Reorganization of the Target Fund into the Acquiring Fund, subject to customary conditions including regulatory approvals in various jurisdictions and approval by shareholders of the Target Fund.

Board Consideration and Approval of the Reorganization

The Scotia Institutional Funds Board met on November 19, 2013, and (with the advice and assistance of independent legal counsel) considered information regarding FundVantage Trust and the Acquiring Fund.  Among other things, the Scotia Institutional Funds Board reviewed, with the assistance of independent counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year. Based upon the Scotia Institutional Funds Board’s evaluation of the relevant information, and in light of the Trustees’ fiduciary duties under federal and state law, the Scotia Institutional Funds Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.  In approving the Reorganization, the Scotia Institutional Funds Board took into account a number of factors. Some of the more prominent considerations are discussed further below. The Trustees considered the following matters, among others and in no order of priority:

First, the investment objective and investment strategies and policies of the Acquiring Fund are substantially identical to those of the Target Fund.

Second, shareholders of the Target Fund would experience continuity in portfolio management because Mount Lucas, the sub-adviser to the Target Fund, would continue to manage the Fund’s assets on a day-to-day basis as the investment adviser to the Acquiring Fund.  Tim Rudderow and Nan Lu, who serve as the portfolio managers for the Target Fund, would continue to serve as portfolio managers for the Acquiring Fund.

Third, net annual fund operating expenses of the Target Fund will be the same after the Reorganization because Mount Lucas has contractually agreed to maintain the current limit on the total annual operating expenses of the Acquiring Fund to 0.95% of average daily net assets attributable to Class I Shares through August 31, 2015.  This agreement may not be terminated for at least one year from the effective date of the Reorganization, subject thereafter to termination at any time upon 60 days’ written notice by either FundVantage Trust or Mount Lucas, with the consent of FundVantage Trust Board of Trustees.

8

Fourth, the Reorganization would not result in a change in the contractual investment advisory fee for the Target Fund.

Fifth, the Reorganization would be tax-free for federal income tax purposes for the Target Fund and its shareholders.

Sixth, the costs of the Reorganization would not be borne by the Target Fund, but would be borne by Mount Lucas.

The Scotia Institutional Funds Board also considered the historical performance of the Target Fund and its benchmarks, although no assurances may be given that the Acquiring Fund would achieve any particular level of performance after the Reorganization. The Acquiring Fund would assume the financial and performance history of the Target Fund at the closing of the Reorganization.

After consideration of the factors noted above, together with other factors and information considered relevant, the Scotia Institutional Funds Board determined that the Reorganization is in the best interests of the Target Fund’s shareholders and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Scotia Institutional Funds Board unanimously approved the Reorganization and recommended the approval of the Reorganization by shareholders of the Target Fund.

Under the 1940 Act, an investment adviser of a registered investment company or an affiliate of the investment adviser may receive any amount or benefit in connection with a sale of any interest in the investment adviser which results in an assignment of an investment advisory contract with such company, if 1) for a period of three years after the time of such sale, at least 75% of the members of the board of directors of such registered company (or its successor) are not (i) interested persons of the investment adviser of such company, or (ii) interested persons of the predecessor investment adviser; and 2) there is not imposed an unfair burden on such company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.  Although there is no assignment of the Target Fund’s existing advisory agreement or sub-advisory agreement in connection with the Reorganization, FundVantage Trust and the Scotia Institutional Funds have determined to comply with these provisions of the 1940 Act.  FundVantage Trust and the Scotia Institutional Funds have confirmed that for a period of at least three years following the commencement of Mount Lucas as adviser to the Acquiring Fund, at least 75% of the members of the Board of Trustees of each of FundVantage Trust and the Scotia Institutional Funds will not be interested persons of SIIUS or Mount Lucas.  Further, neither FundVantage Trust nor the Scotia Institutional Funds believes that the Reorganization and its related transactions have imposed an unfair burden on the Funds.

At a special meeting held on September 24, 2013, the Board of Trustees of FundVantage Trust similarly found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the shareholders the each Acquiring Fund will not be diluted as a result of the Reorganization.

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for (i) the transfer of all of the assets of the Target Fund in exchange for corresponding class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and (ii) the subsequent prompt distribution of such Acquiring Fund Shares pro rata to the shareholders of the Target Fund, and the complete liquidation of the Target Fund.

9

Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur immediately prior to the opening of business on March 21, 2014 or on such later date as the parties may agree (the “Closing Date”).

Immediately upon receipt of the Acquiring Fund Shares, the Target Fund will liquidate and distribute pro-rata to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by the Target Fund in the Reorganization.  With respect to the Reorganization, each shareholder of the Target Fund will receive the number of Acquiring Fund Shares (including fractional shares, if any) equal in value to the value of the corresponding class shares of the Target Fund held as of the close of regularly scheduled trading on the business day next preceding the Closing Date.

The liquidation and distribution of the Target Fund’s shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of the Target Fund.  The aggregate net asset values of an Acquiring Fund’s shares to be credited to the shareholders of the Target Fund will be equal to the aggregate net asset values of the corresponding class of shares of the Target Fund owned by such shareholders at the close of business on the business day immediately preceding the Closing Date.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

Under the Reorganization Agreement, Mount Lucas agrees to bear the costs incurred in connection with the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses include, without limitation, obtaining shareholder approval for the Reorganization.

The Reorganization Agreement contains a number of representations and warranties made by Scotia Institutional Funds to FundVantage Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations made by FundVantage Trust to Scotia Institutional Funds.  The Reorganization Agreement contains a number of conditions precedent that must occur before either Scotia Institutional Funds or FundVantage Trust are obligated to proceed with the Reorganization.  These include, among others, (1) shareholder approval, as described in the section “Shareholder and Board Approvals,” (2) Scotia Institutional Funds receives from FundVantage Trust’s legal counsel and FundVantage Trust receives from Scotia Institutional Funds’ legal counsel, certain opinions supporting the representations and warranties made by each party regarding the legal status and compliance with the laws and regulations (including an opinion from FundVantage Trust’s counsel that the Acquiring Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable), (3) both Scotia Institutional Funds and FundVantage Trust receive from FundVantage Trust’s legal counsel the tax opinion discussed below under “Federal Income Tax Consequences,” and (4) the receipt of certain certificates from Scotia Institutional Funds and FundVantage Trust officers concerning the continuing accuracy of representations and warranties in the Reorganization Agreement.

The Reorganization Agreement may be terminated prior to the Closing Date by: (1) the mutual agreement of Scotia Institutional Funds and FundVantage Trust; (2) Scotia Institutional Funds following a material breach by FundVantage Trust of any representation, warranty, covenant or agreement in the Reorganization Agreement to be performed by the Acquiring Fund or FundVantage Trust at or prior to the Closing Date, provided that FundVantage Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (3) FundVantage Trust following a material breach by Scotia Institutional Funds of any representation, warranty, covenant or agreement in the Reorganization Agreement to be performed by the Target Fund or Scotia Institutional Funds at or prior to the Closing Date, provided that the Scotia Institutional Funds shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (4) Scotia Institutional Funds, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears it will not or cannot be met; (5) FundVantage Trust, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears it will not or cannot be met; (6) Scotia Institutional Funds or FundVantage Trust, if any governmental authority of competent jurisdiction shall have issued any

10

judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the Reorganization Agreement or the consummation of any of the transactions contemplated in the Reorganization Agreement and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the terminating party has used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or (7) Scotia Institutional Funds or FundVantage Trust, if the transactions contemplated by the Reorganization Agreement have not been substantially completed by [DATE], unless a later date is agreed to by all of the parties to the Reorganization Agreement.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the Closing Date will receive full and/or fractional Acquiring Fund Shares in accordance with the procedures provided for in the Reorganization Agreement, as described above.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  The rights of shareholders of Scotia Institutional Funds and FundVantage Trust are comparable.  For more information see “Additional Information about the Acquiring Fund and Target Fund — Comparative Information on Shareholder Rights.”

Dividends and Other Distributions

For each of the Acquiring Fund and the Target Fund, distributions from net investment income are declared daily as a dividend and paid at least annually to shareholders.  Any net capital gain realized by the Acquiring Fund and Target Fund will be distributed annually.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares that are applicable to you as a Target Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization, although not free from doubt:

1.  The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares by the Target Fund in liquidation to the shareholders of the Target Fund in exchange for their Target Fund shares, all as provided in the Agreement, will constitute a reorganization within the meaning

11

of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2.  No gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation, as contemplated in the Agreement.

3.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares as contemplated in the Agreement.

4.  The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization.

5.  The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund.

6.  No gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their Target Fund shares solely for the Acquiring Fund shares in the Reorganization.

7.  The aggregate tax basis of the Acquiring Fund shares to be received by the Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor.

8.  A Target Fund shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which the Target Fund shares exchanged therefor were held, provided that the shareholder held the Target Fund shares as a capital asset on the date of the Reorganization.

Pepper Hamilton LLP will express no opinion as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Target Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private letter ruling has been or will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to its Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Upon filing its first federal tax return, the Acquiring Fund intends to elect to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and their shareholders.

12

General Limitation on Capital Losses.  Capital losses realized by the Target Fund in taxable years beginning before December 22, 2010 can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of the Target Fund.  If, as is anticipated, at the time of the closing of the Reorganization the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization.  However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

In addition, if the Acquiring Fund changes its fiscal year end following the consummation of a Reorganization, the short taxable year resulting from such a change in fiscal year is counted as one full year for purposes of the eight year carryforward period for capital losses. This may cause the capital loss carryovers, if any, of the Acquiring Fund to expire earlier than they otherwise would.

As of September 30, 2013, the Target Fund did not have a capital loss carryforward.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.

Capitalization

The following table shows the capitalization of the Target Fund and the capitalization of the Acquiring Fund as of [DATE] on a pro-forma basis after giving effect to the Reorganization.  The following are examples of the number of Class I Shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization shown had been consummated on [DATE], and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs.  [Amounts in the tables are in thousands, except for net asset value per share.]  The Acquiring Fund is a newly organized fund with no assets and liabilities and will commence operations upon completion of the Reorganization.

	Target Fund*	Combined Fund Pro Forma
	Class I Shares	Class I Shares
Net Asset Value
Shares Outstanding
Net Asset Value Per Share

* The Target Fund will be the accounting survivor for financial statement purposes.

13

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND TARGET FUND

Investment Limitations

The investment limitations of the Funds are identical.  The Acquiring Fund and the Target Fund have adopted fundamental and non-fundamental investment limitations.  A fundamental investment limitation cannot be changed without shareholder approval while the Board of Trustees can change a non-fundamental investment limitation without shareholder approval.  The Funds’ fundamental and non-fundamental investment limitations are provided below.

Fundamental Policies

Each Fund may not:

1.             Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2.             Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.             Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.             Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.             Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.             Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Non-Fundamental Policies

Each Fund may not:

1.             Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund’s total assets.

2.             Invest in companies for the purpose of exercising control.

3.             Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin

14

payments in connection with transactions involving futures contracts and options on such contracts; (iii) make short sales “against the box”; and (iv) make short sales in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.             Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.             Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.  The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6.             Enter into futures contracts and options on futures contracts except as permitted by a Fund’s prospectus and statement of additional information.

Comparative Information on Shareholder Rights

Both FundVantage Trust and the Scotia Institutional Funds are open-end management investment companies established under the laws of the State of Delaware.  The rights of shareholders of FundVantage Trust and Scotia Institutional Funds are defined by the respective Funds’ Declaration of Trust and Bylaws.  The chart below describes some of the differences between your rights as a shareholder of FundVantage Trust and your rights as a shareholder of the Scotia Institutional Funds.

	FundVantage Trust	Scotia Institutional Funds

Preemptive Rights	None	None

Preferences	None	None

Appraisal Rights	None	None

Conversion Rights and Exchange Rights (other than the right to exchange for shares of other funds of FundVantage Trust or Scotia Institutional Funds, as provided in the Funds’ prospectuses)	None	None

Annual Meetings	Not required	Not required

Right to Call Shareholder Meetings

Meetings of shareholders may be called at any time by a majority of the Trustees. The Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent (10%) of the outstanding Shares.

Meetings of shareholders (including meetings involving only the holders of shares of one or more but less than all series or classes) may be called by the Trustees from time to time to be held at such place within or without the State of Delaware, and on such date as may be designated in the call thereof for the purpose of taking action upon any matter as to which the vote or authority of the shareholders is required or permitted as provided by the Fund’s Declaration of Trust. Special meetings of the shareholders of any series may be called by the Trustees.

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	FundVantage Trust	Scotia Institutional Funds
Notice of Meetings

Written notice of any meeting of shareholders shall be given by delivering personally or mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting.

Notice shall be sent, postage prepaid, by mail or such other means determined by the Trustees, at least 7 days prior to any such meeting.

Record Date of Meetings

For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than one hundred twenty (120) days before the date of any meeting of shareholders.

The Trustees may close the share transfer books of the Trust for a period not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

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	FundVantage Trust	Scotia Institutional Funds
Vote Required for Election of Trustees

Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees of FundVantage Trust by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause.

A plurality vote of shareholders shall be necessary to elect Trustees.

In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine to decrease the size of the Board to the number of remaining Trustees.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.

A plurality vote of shareholders shall elect a Trustee.

Adjournment of Meetings

Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Unless a larger percentage is required by law, by any provision of the Declaration of Trust or by the Trustees, one-third of the Shares entitled to vote in person or by proxy on a particular matter shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to that matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held without the necessity of further notice.

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	FundVantage Trust	Scotia Institutional Funds
Removal of Trustees by Shareholders

Any Trustee may be removed at any meeting of shareholders by a vote of the majority of the outstanding Shares of FundVantage Trust.

A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (a) by the Trustees upon their own vote, or (b) upon the demand of shareholders owning ten percent (10%) or more of the shares of the Trust in the aggregate.

A Trustee may be removed, with or without cause, at any meeting of the shareholders of the Trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all series.

To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees shall be called by the Trustees upon the written request of shareholders owning at least 10 percent (10%) of the outstanding shares entitled to vote.

Personal Liability of Officers and Trustees

No Trustee or officer shall be liable to FundVantage Trust or any shareholder, Trustee, officer, employee, or agent of FundVantage Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties involved in the conduct of his or her office.

Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained in the Trust’s Declaration of Trust or in the 1940 Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

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	FundVantage Trust	Scotia Institutional Funds
Personal Liability of Shareholders

No shareholder will be held personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to FundVantage Trust or any Portfolio. Shareholders have the same limitation of personal liability as is extended to Shareholders of private corporations for profit organized under the general corporation law of the State of Delaware.

Each shareholder of the Trust and of each series or class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series or class. The Trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any shares or otherwise.

In case any shareholder or former shareholder of any series or class shall be held to be personally liable solely by reason of his being or having been a shareholder of such series or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series or class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall, upon request by the shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the series or class and satisfy any judgment thereon from the assets of the series or class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more series or classes whose shares were held by said shareholder at the time the act or

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	FundVantage Trust	Scotia Institutional Funds

event occurred which gave rise to the claim against or liability of said shareholder. These rights accruing to a shareholder shall not impair any other right to which such shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any series or class thereof to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided in the Declaration of Trust.

Rights of Inspection	There is no corresponding provision in FundVantage Trust’s Declaration of Trust.

The original or a copy of the Declaration of Trust and of each amendment thereof or supplemental Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any shareholder.

Number of Authorized Shares; Par Value	Unlimited number of shares of beneficial interest with par value of $.01 per share.	Unlimited number of shares of beneficial interest with par value of $0.001 per share.

The Investment Adviser and Advisory Fee Information

SIIUS currently serves as the investment adviser to the Target Fund and has responsibility over the Target Fund’s sub-adviser. Mount Lucas currently serves as the Target Fund’s sub-adviser, and in such role makes investment decisions for the Target Fund and ensures compliance with the Target Fund’s investment policies and guidelines. Mount Lucas will serve as the investment adviser to the Acquiring Fund following the Reorganization.  As of November 30, 2013, Mount Lucas had approximately $1.4 billion in assets under management.

Other Service Providers

Upon completion of the Reorganization, FundVantage Trust will continue to engage its existing service providers.  In all cases, the types of services provided to FundVantage Trust and Scotia Institutional Funds under the service arrangements are substantially similar. A comparison of the service providers of FundVantage Trust and Scotia Institutional Funds is provided below:

	FundVantage Trust	Scotia Institutional Funds
Principal Underwriter	Foreside Funds Distributors LLC	Foreside Fund Services, LLC
Administrator	BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	The Bank of New York Mellon	The Bank of New York Mellon
Independent Registered Public Accounting Firm	[ ]	KPMG LLP

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Administration Arrangements

FundVantage Trust.  Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees.  BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust.  In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Acquiring Fund and maintaining records relating to the securities transactions of the Acquiring Fund.  BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of Bank of New York Mellon Corp.

Scotia Institutional Funds.  Scotia Institutional Funds and BNY Mellon Investment Servicing have entered into an Administration and Accounting Services Agreement (the “Administration Agreement”).  Under the Administration Agreement, BNY Mellon Investment Servicing provides Scotia Institutional Funds with administrative and accounting services that are identical to the services provided to FundVantage Trust.

Shareholder Transactions and Services

This section compares the shareholder transactions and services of the Acquiring Fund and the Target Fund.  The following is qualified in its entirety by the more detailed information in the Target Fund Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus, and “Appendix B — Shareholder Information for the Acquiring Fund.”  Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectus.

Currently, FundVantage Trust and Scotia Institutional Funds each offer Class I shares of the Acquiring Fund and the Target Fund, respectively.  Class I shares are sold without any sales charges or Rule 12b-1 fees.  In addition, each of the Acquiring Fund and Target Fund have organized Class II shares, neither of which has commenced operations. Class I shares are available to certain individual investors who can meet the required investment minimums, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts.

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Purchases, Redemptions and Exchanges of Shares

Purchase Policies.

The Target Fund and the Acquiring Fund have identical purchase policies. The following chart compares the purchase policies of the Funds:

Account Type	Minimum	Class I
Regular Accounts	Initial Investment	$25,000
	Additional Investments	No Minimum
Individual Retirement Accounts	Initial Investment	$25,000
	Additional Investments	No Minimum
Automatic Investment Plan	Initial Investment	Not Available
	Additional Investments	Not Available

Redemption Procedures.

The Target Fund and the Acquiring Fund have identical redemption policies. The following chart compares the redemption procedures of the Funds.

Class I
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes
Request Made by Mail	Yes
Request made by Telephone	Yes
Proceeds paid by Wire	Yes
Proceeds paid by Check	Yes
Involuntary Redemptions	If your balance drops below $25,000 (30 days’ written notice)

Pricing of Shares for the Acquiring Fund and Target Fund

The price per share (offering price) will be the net asset value per share next determined after the Acquiring Fund or the Target Fund receive your purchase order.

For processing purchase and redemption orders, the net asset value per share of each of the Acquiring Fund and Target Fund is calculated each business day at the close of regular trading hours on the NYSE (typically, 4:00 p.m. Eastern time). The net asset value per share of each of the Acquiring Fund and the Target Fund is determined on any day that the New York Stock Exchange (“Exchange”) is open.

MATERIALS INCORPORATED BY REFERENCE

Information about the Target Fund is included in the Target Fund’s Prospectus dated February 1, 2013, as amended or supplemented from time to time, which is incorporated herein by

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reference.  The Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling 1-888-572-0968 and is incorporated herein by reference.

You can copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Target Fund and the Acquiring Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.  Copies of such filings may be available at the following SEC regional offices after paying a prescribed rate: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.  Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates.

VOTING INFORMATION

General Information

The Trustees of Scotia Institutional Funds are furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for the Special Meeting.  The Scotia Institutional Funds Board has engaged AST Fund Solutions to solicit proxies from brokers, banks, other institutional holders and individual shareholders, which services are anticipated to be of no cost to the Target Fund.  Fees and expenses may be incurred depending on the effort necessary to obtain shareholder votes.  Any such fees and expenses will be borne by Mount Lucas and not the Target Fund.  SIIUS expects that the solicitations will be primarily by mail, but also may include telephone, electronic, or oral solicitations.  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation, will be paid by Mount Lucas.  You may vote your proxy by mail by indicating your voting instructions on the enclosed proxy card.  Date and sign the card and return it in the postage-paid envelope provided, which needs no postage if mailed within the United States.  You may be eligible to vote by touch-tone telephone or Internet.  If so, the instructions for telephone and Internet voting are listed on the enclosed proxy card.  Please follow the appropriate instructions for your chosen method of voting.  You may also vote your shares by attending the Special Meeting and voting them in person.

Only shareholders of record at the close of business on January 13, 2014 will be entitled to vote at the Special Meeting.  Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class.  The votes of the shareholders of Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Shareholder and Board Approvals

The Reorganization Agreement is being submitted for approval by the Target Fund’s shareholders at the Special Meeting pursuant to the Scotia Institutional Funds’ Declaration of Trust and By-Laws, and was unanimously approved by the Trustees of Scotia Institutional Funds at a meeting held on November 19, 2013. Approval of the Reorganization Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Target Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement/Prospectus, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Target Fund present at a meeting if more than 50% of the outstanding voting securities of the Target Fund is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.

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If the shareholders of the Target Fund do not approve the Reorganization, or the Reorganization does not occur for any other reason, the Board of Trustees of Scotia Institutional Funds will consider other possible courses of action for the Target Fund, including resolicitation of proxies or liquidation of the Target Fund.

Quorum and Adjournment

The presence in person or by proxy of one-third of the shares of the Target Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Special Meeting will constitute a quorum for the Target Fund.  If a quorum of the Target Fund is not present, sufficient votes are not received by the date of the Special Meeting from shareholders of the Target Fund, or the holders of shares of the Target Fund present in person or by proxy determine to adjourn the Special Meeting of the Target Fund for any other reason, a person named as proxy may propose one or more adjournments or postponements of the Special Meeting of the Target Fund from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment or postponement of those shares of the Target Fund which they are entitled to vote if adjournment or postponement is necessary to obtain a quorum or to obtain a favorable vote on the proposal with respect to the Target Fund. The persons named as proxies will vote against such adjournment or postponement those shares of the Target Fund which they are entitled to vote if the shareholder proxy instructs persons to vote against the proposal. Abstentions and broker non-votes will be counted as shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or postponement and the proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

In addition to voting in person at the Special Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement/Prospectus. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal, but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of Scotia Institutional Funds at the address set forth on the cover of this Proxy Statement/Prospectus or by voting in person at the Special Meeting. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Holders of record of the shares of the Target Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote at the Special Meeting.

As of the record date, the Target Fund’s Class I had [            ] shares issued and outstanding.  As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Class I shares of the Target Fund:

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	Name and Address	Amount of Shares Owned	Percentage of Class Owned
Target Fund — Class I

As of the Record Date, the Acquiring Fund had not yet commenced operations and has no outstanding shares.  [As of the Record Date, each Trustee’s individual shareholdings of the Target Fund constituted less than 1% of the outstanding shares of the Target Fund, and as a group, the Trustees and officers of Scotia Institutional Funds own less than 1% of the shares of the Target Fund.]

OTHER INFORMATION

Dissenters’ Rights

If the Reorganization is approved at the Special Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Target Fund, however, have the right to redeem their shares at NAV subject to applicable redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at NAV subject to applicable redemption fees (if any).

Shareholder Proposals

Scotia Institutional Funds is organized as a statutory trust under the laws of Delaware.  As such, Scotia Institutional Funds is not required to, and does not, have annual meetings.  By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Scotia Institutional Funds Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Scotia Institutional Funds at its office at a reasonable time before the Scotia Institutional Funds begins to print and mail its proxy, as determined by the Scotia Institutional Funds Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Other Business

SIIUS and the Scotia Institutional Funds know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement/Prospectus.

Experts

The audited financial statements for the Target Fund, appearing in the Target Fund’s Annual Report, dated September 30, 2013, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus.  Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Matters

The validity of the shares offered hereby will be passed upon for the Acquiring Fund by Pepper Hamilton LLP.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about the Acquiring Fund’s Investment Strategies and Risks

Principal Investment Strategies.  The Acquiring Fund invests, under normal market conditions, in U.S. common stocks and other equity securities.  The Acquiring Fund will invest at least 80% of its assets in U.S. common stocks and equity securities.  The Acquiring Fund is non-diversified, and its portfolio will typically consist of 20-40 stocks. The Adviser selects investments for the Acquiring Fund based upon a proprietary equity model developed by the firm’s principals that screens and ranks stocks within the S&P 500® Index.  The Adviser’s approach is purely quantitative.  The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria.  Price momentum is calculated as the percentage change in the price of a stock between two dates.  These securities may be traded over-the-counter or listed on an exchange.   While the Acquiring Fund will not concentrate its investments in any one industry, the Acquiring Fund may from time to time have a significant exposure in one or more sectors of the economy if the Adviser’s computer equity model favors such sector or sectors.

The Adviser’s strategy maintains a focus on the large-cap universe and seeks to capitalize on the Adviser’s belief that several ideas can lead to returns greater than the S&P 500® Index: deep value stocks may outperform the market over the long-term, momentum can persist within the market, fewer stocks in a strategy may be beneficial, a long-term investment horizon is necessary because strategies need time to work, and asset weighted portfolio construction may hurt returns in the long-run.

For each Fund, the Adviser rebalances the portfolio twice per year, which has historically resulted in turnover of approximately 100% - 180% per year.

Investment Policies.  The Acquiring Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in securities of U.S. common stocks and equity securities. This is a non-fundamental policy that may be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders. For purposes of this 80% policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Other Investment Strategies.  The Acquiring Fund will normally invest in the types of securities described in its prospectus.  In addition to the investments and strategies described in its prospectus, the Acquiring Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Acquiring Fund’s Statement of Additional Information.  Of course, there is no guarantee that the Acquiring Fund will achieve its investment goal.

The investments and strategies described in its prospectus are those that the Acquiring Fund uses under normal conditions.  During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Acquiring Fund, the Acquiring Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective.  If the Acquiring Fund invests in this manner, it may not achieve its investment objective.

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Risks.  As with all mutual funds, investing in the Acquiring Fund involves certain risks.  There is no guarantee that the Acquiring Fund will meet its investment objective.  You can lose money by investing in the Acquiring Fund if you sell your shares at a value below your original cost.  It also is possible that an investment in the Acquiring Fund, even if profitable, could underperform other investments.  The following is a list of certain principal risks that may apply to your investment in the Acquiring Fund.  Further information about investment risks is available in the Statement of Additional Information:

•                  Equity Securities Risk. “Equity securities” include common stocks, preferred stocks, investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•                  Large-Cap Securities Risk. Large cap securities risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Management Risk:  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•                  Market Risk:  The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

•                  Non-Diversification Risk: The Fund is non- diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.  Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities.

•                  Sector Focus Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

•                  Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated. The returns on “value” equity securities may be less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced. Different types of stocks

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tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Investment Adviser

Mount Lucas Management LP (the “Adviser” or “Mount Lucas”) serves as investment adviser to the Acquiring Fund.  The Adviser’s principal place of business is 405 South State Street, Newtown, PA  18940.  The Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Acquiring Fund in accordance with its investment objective, policies and limitations. For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Acquiring Fund.  Prior to the Reorganization, Scotia Institutional Investments US, LP served as the investment adviser to the Target Fund, and Mount Lucas served as the investment sub-adviser to the Target Fund. After the Reorganization, Mount Lucas became the investment adviser to the Acquiring Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Adviser and FundVantage, on behalf of the Acquiring Fund, will be available in the Acquiring Fund’s first shareholder report after commencement of operations.

Portfolio Managers

The Acquiring Fund is managed by a team of investment professionals.  All members of the investment team play an integral part in overseeing the quantitative computer model that selects the Acquiring Fund’s investments.  The members of the Acquiring Fund’s management team are listed below.

Tim Rudderow serves as President & Chief Investment Officer of Mount Lucas. Mr. Rudderow was a co-founder of Mount Lucas in 1986 and is the firm’s President, overseeing all of its activities.  He has been in the investment business for more than thirty years, beginning in the late 1970s at Commodities Corporation where he worked on the grain markets and on the design and management of technical trading systems.  Mr. Rudderow holds a BA in Mathematics from Rutgers University and an MBA in Management Analysis from Drexel University.

Nan Lu serves as Portfolio Manager & Director of Quantitative Equities of Mount Lucas.  Ms. Lu has worked in financial analytical modeling and simulation since 2000.  A specialist in stochastic modeling of international financial markets, she provides key leadership in risk management, financial engineering and dynamic optimization.  Before joining Mount Lucas in 2004, Ms. Lu was a founding partner of Frontier Wealth Management.  Ms. Lu received a Masters degree from Princeton University in Financial Engineering and a PhD from The Johns Hopkins University in Computational Fluid Dynamics.

The Acquiring Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of the Acquiring Fund.

Pricing of Shares

The price of the Acquiring Fund’s shares is based on its NAV.  The Acquiring Fund values its assets, based on current market values when such values are available.  The NAV per share of the Acquiring Fund is calculated as follows:

NAV =	Value of Assets Attributable to the Shares – Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

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The Acquiring Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business).  The Exchange is generally open on Monday through Friday, except national holidays.  The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Acquiring Fund’s equity securities listed on any national market system will be valued at the last sale price.  Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close.  Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees.  Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service.  Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees of the Acquiring Fund.  The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods.  In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.  On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by FundVantage Trust’s Valuation Committee.  The Trust’s policy is intended to result in a calculation of the Acquiring Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Acquiring Fund’s procedures may not accurately reflect the price that the Acquiring Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Acquiring Fund’s securities or assets.  In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.  The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Acquiring Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Market Timing and Frequent Trading Policy

The Acquiring Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position.  The Acquiring Fund is not designed to accommodate market timing or short-term trading.  Frequent or excessive trades into or out of the Acquiring Fund in an effort to anticipate changes in market prices of the Acquiring Fund’s investment portfolio is generally referred to as “market timing.”  Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Acquiring Fund.  These expenses are borne by all Acquiring Fund shareholders, including long-term investors who do not generate such costs.  Specifically, frequent trading may result in the Acquiring Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance.  This occurs when market timers attempt to trade Acquiring Fund shares when the NAV of the Acquiring Fund does not reflect the value of the underlying portfolio securities.

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To deter market timing and to minimize harm to the Acquiring Fund and it shareholders, shareholders are restricted from making more than 4 “round trips” into or out of the Acquiring Fund in any calendar year. The Acquiring Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Acquiring Fund believes are engaging in similar trading activity that, in the judgment of the Acquiring Fund or the Adviser, may be disruptive to the Acquiring Fund. The Acquiring Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Acquiring Fund and its shareholders or would subordinate the interests of the Acquiring Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Acquiring Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Acquiring Fund in order to assess the likelihood that the Acquiring Fund may be the target of market timing or similar trading practices.  If, in its judgment, the Acquiring Fund or the Adviser detects excessive, short-term trading, the Acquiring Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Acquiring Fund.  The Acquiring Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances.  The Acquiring Fund will apply the procedures in a manner that, in the Acquiring Fund’s judgment, will be uniform.

There is no guarantee that the Acquiring Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Acquiring Fund for an “omnibus” account, in nominee name or on behalf of another person, FundVantage Trust will enter into shareholder information agreements with such financial intermediary or its agent.  These agreements require each financial intermediary to provide the Acquiring Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.  If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Acquiring Fund shares for an “omnibus” account, in nominee name or on behalf of another person.  If necessary, the Acquiring Fund may prohibit additional purchases of Acquiring Fund shares by a financial intermediary or by certain customers of the financial intermediary.  Financial intermediaries may also monitor their customers’ trading activities in the Acquiring Fund.  The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Acquiring Fund.  If a financial intermediary fails to enforce the Acquiring Fund’s excessive trading policies, the Acquiring Fund may take certain actions, including terminating the relationship.

Distributions

Distributions of net investment income and net capital gain, if any, are declared and paid annually to you.  The amount of any distribution will vary and there is no guarantee that the Acquiring Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash.  Shares become entitled to receive distributions on the day after the shares are issued.  If you invest in the Acquiring Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Acquiring Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

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Taxes

The tax information below with respect to the Acquiring Fund is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Acquiring Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under the Code. As such, the Acquiring Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Acquiring Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received  deduction for corporate shareholders and the long-term capital gains tax rate for qualified dividends received by non-corporate shareholders.

Distributions. The Acquiring Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Acquiring Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Acquiring Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of Acquiring Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received - even if you reinvest it in more shares. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Acquiring Fund as “qualified dividend income” are eligible for the long-term capital gains tax rate. After January 1, 2013, the long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Acquiring Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Acquiring Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Acquiring Fund. Sales of shares of the Acquiring Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and

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disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Return of Capital. If the Acquiring Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Acquiring Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your: (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Acquiring Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This prospectus does not discuss the state and local tax consequences of an investment in the Acquiring Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Acquiring Fund. Beginning July 1, 2014, the Acquiring Fund will be required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Proxy Statement/Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Acquiring Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Acquiring Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Acquiring Fund for federal income tax purposes. However, RICs, such as the Acquiring Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Acquiring Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Acquiring Fund. More information regarding these considerations is included in the Acquiring Fund’s Statement of Additional Information. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Acquiring Fund on your tax situation.

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Financial Highlights

The Target Fund will be the Accounting Survivor and financial highlights of the Target Fund are included in the Annual Report which is incorporated herein by reference.

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SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Scotia Institutional Funds or to FundVantage by writing to the address(es) or by calling the phone number(s) on the cover page of this Proxy Statement/Prospectus.

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.

Scotia Institutional Funds will furnish, without charge, copies of the Target Fund’s Annual Report to any shareholder upon request by calling 1-888-572-0968, by writing to Scotia Institutional Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9679, Providence, RI 02940-9679 or on the Scotia Institutional Funds’ website at www.TheSIFunds.com.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of [DATE], by and among:  (i) Scotia Institutional Funds, a Delaware statutory trust, on behalf of the Mount Lucas U.S. Focused Equity Fund (the “Target Fund”); and (ii) FundVantage Trust, a Delaware statutory trust (“FundVantage”), on behalf of the Mount Lucas U.S. Focused Equity Fund (the “Acquiring Fund”) (collectively, the “Parties” and each, a “Party”). Scotia Institutional Investments US, LP, a Delaware limited partnership (“SIIUS”), joins this Agreement solely for purposes of agreeing to be bound by paragraphs 9.2, 10.5, 10.13 and 10.14, and Mount Lucas Management LP, a Delaware limited partnership (“Mount Lucas”), joins this Agreement solely for the purposes of agreeing to be bound by paragraphs 5.13, 7.1, 7.2, 9.2 and 10.5. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A.            The following chart shows (i) the Target Fund and its class of shares and (ii) the Acquiring Fund with its class of shares:

Target Fund, a series of, Scotia Institutional Funds and Class	Acquiring Fund, a series of FundVantage and Corresponding Class
Mount Lucas U.S. Focused Equity Fund Class I	Mount Lucas U.S. Focused Equity Fund Class I

B.            The Target Fund and the Acquiring Fund are each a separate series of an open-end, registered investment company of the management type.

C.            The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest.

D.            The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

E.             The reorganization shall consist of:  (1) the transfer of all of the Fund Assets of the Target Fund to the Acquiring Fund in exchange for the shares of the Corresponding Class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities, and (2) the distribution of the shares of the Corresponding Class of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired to holders of shares of the same class of the Target Fund, in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

F.             The Board of Trustees of Scotia Institutional Funds (the “Scotia Institutional Funds Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of Scotia Institutional Funds, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

G.            The Board of Trustees of FundVantage (the “FundVantage Board”), including a majority of Independent Trustees of FundVantage, has determined with respect to the Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, if any, and (2) the value of the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and SIIUS to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION

1.1           The Reorganization.  In accordance with the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-laws, as they may be amended from time to time, of Scotia Institutional Funds (the “Scotia Institutional Funds Governing Documents”), at the Effective Time, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the liabilities of the Target Fund (the “Liabilities”), to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund.  In consideration of the foregoing, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund.  The aggregate number of shares of each class of the Acquiring Fund shall be determined by dividing (a) the value of the Fund Assets attributable to the class of the Target Fund, net of the Liabilities attributable to such class (computed as of the Valuation Time in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the corresponding class of the Acquiring Fund shares (computed as of the Valuation Time in the manner set forth in paragraph 2.2).  Holders of each class of shares of the Target Fund will receive shares of the Corresponding Class of the Acquiring Fund. At and after the Effective Time, all of the Fund Assets of the Target Fund shall become and be included in the Fund Assets of the Acquiring Fund and the Liabilities shall become and be the liabilities of and shall attach to the Acquiring Fund.  At and after the Effective Time, the Liabilities may be enforced only against the Acquiring Fund to the same extent as if such liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that FundVantage or the Acquiring Fund may from time to time be entitled to assert.

1.2           The Target Fund Assets.

(a)       At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Target Fund.  Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto through the Valuation Time.  The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b)       At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Fund Assets.  Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser or sub-adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time.  Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portfolio securities or other investments of the Target Fund, if, in the reasonable judgment of the Scotia Institutional Funds Board or the Target Fund’s investment adviser or sub-adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and its shareholders.

1.3           Assumption of Liabilities.  The Target Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities prior to or at the Effective Time.  The Acquiring Fund will assume all of the Liabilities.

1.4           Distribution of Acquiring Fund Shares.  Immediately upon receipt, the Target Fund will distribute the Corresponding Class shares of the Acquiring Fund received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1  pro rata to the record holders of shares of the Target Fund.  Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder.  All issued and outstanding shares of the Target Fund will, without further notice, be cancelled promptly by the Target Fund on the Target Fund’s Books and Records.  Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above.  In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5           Liquidation of the Target Fund.  As soon as conveniently practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, the Target Fund shall take, in accordance with Delaware law, the 1940 Act and the Scotia Institutional Funds Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6           Transfer Taxes.  Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

ARTICLE II

VALUATION

2.1           Net Asset Value of the Target Fund.  The net asset value of a share of each class of the Target Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           Net Asset Value of the Acquiring Fund.  The net asset value per share of each Corresponding Class of the Acquiring Fund shall be the net asset value per share of the Corresponding Class of the Target Fund as of the Valuation Time.  The net asset value of the Acquiring Fund and the Target Fund will be determined by using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           Determination of Net Asset Value.  All computations of net asset value and the value of securities transferred under this Article II shall be made by BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), administrator for the Target Fund and Acquiring Fund, in accordance with its regular practice and the requirements of the 1940 Act.

2.4           Valuation Time.  “Valuation Time” shall mean 4:00 PM Eastern Time of the Business Day preceding the Effective Time.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1           Effective Time and Closing.  Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on [DATE of REORGANIZATION], or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Effective Time”).  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter.  The closing of the Reorganization shall be held in person, by facsimile, by e-mail or by such other communication means as may be mutually agreed by the Parties, at the Effective Time (the “Closing”).

3.2           Transfer and Delivery of Fund Assets.  The Target Fund shall direct The Bank of New York Mellon (“Target Fund Custodian”), as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer certifying that (a) Target Fund Custodian delivered the Fund Assets of the Target Fund to the Acquiring Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3           Acquiring Fund Share Records. The Acquiring Fund shall deliver to an officer of Scotia Institutional Funds at the Closing a confirmation evidencing that:  (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Target Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4           Postponement of Valuation Time and Effective Time.  If immediately prior to the Valuation Time:  (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of Scotia Institutional Funds.  Scotia Institutional Funds, on behalf of the Target Fund, hereby represents and warrants to FundVantage, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)       Scotia Institutional Funds is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Target Fund.  The Target Fund has full power under the Scotia Institutional Funds Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns.  The Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b)       The execution, delivery and performance of this Agreement by the Target Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the Scotia Institutional Funds Board, and the Scotia Institutional Funds Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby.  Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the Scotia Institutional Funds Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Target Fund’s shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Target Fund or the consummation of the Reorganization contemplated herein.  This Agreement has been duly and validly executed and delivered by Scotia Institutional Funds on behalf of the Target Fund and assuming due authorization, execution and delivery hereof by FundVantage on behalf of the Acquiring Fund, is a legal, valid and binding obligation of Scotia Institutional Funds, as it relates to the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)       The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share.  Each share represents a fractional undivided interest in the Target Fund.  The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d)       The Target Fund has no subsidiaries.

(e)       Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Scotia Institutional Funds on behalf of the Target Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Scotia Institutional Funds Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Scotia Institutional Funds is a party or by which Scotia Institutional Funds or the Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Scotia Institutional Funds is a party or by which Scotia Institutional Funds or the Target Fund is bound, (iii) result in a breach or violation by Scotia Institutional Funds or the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body other than such documents as are necessary to terminate the Target Funds as a series of a Delaware statutory trust.

(f)        (i)            Prior to the execution of this Agreement, the Target Fund has delivered or made available to FundVantage true and complete copies of the Target Fund’s audited statements of assets and liabilities as of September 30, 2013 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii)           Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)          To the best of the Target Fund’s Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of September 30, 2013, or in the notes thereto, or as previously disclosed in writing to FundVantage, there are no liabilities against, relating to or affecting the Target Fund, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund.  In particular, since September 30, 2013, to the best of the Target Fund’s Knowledge and except as disclosed in writing to FundVantage, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(g)       As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h)       The minute books and other similar records of Scotia Institutional Funds as made available to FundVantage prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Scotia Institutional Funds Board and committees of the Scotia Institutional Funds Board.  The stock transfer ledgers and other similar records of the Target Fund as made available to FundVantage prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(i)        The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(j)        Except as set forth in writing to the Acquiring Fund, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, Scotia Institutional Funds or the Target Fund.

(k)       No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Scotia Institutional Funds or the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(l)        Scotia Institutional Funds is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Scotia Institutional Funds duly designated in accordance with applicable provisions of the Scotia Institutional Funds Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(m)      All federal and other tax returns and reports of the Target Fund required by Law to have been filed (giving effect to any extensions) have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Target Fund which are due and payable (whether or not shown on any tax records) shall have been timely paid in full or provision has been made for payment thereof. The Target Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Target Fund’s tax liabilities have been adequately provided for on its Books and Records in respect of all periods ending on or before the date of such Books and Records. The Target Fund has not had any tax deficiency or liability asserted against it that has not been previously disclosed in writing to the Acquiring Fund, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Target Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Target Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(n)       The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times up to the Effective Time.  The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Target Fund has no other tax liability (foreign, state, local), except as accrued on the Target Fund’s Books and Records.  The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(o)       The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(p)       Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(q)       The Target Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(r)        The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s)        Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months.

(t)        The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(u)       All issued and outstanding shares of the Target Fund have been offered and sold by the Target Fund in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Acquiring Fund in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Target Fund is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(v)       The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.  The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Target Fund.

(w)      The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in FundVantage’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to Scotia Institutional Funds or the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Scotia Institutional Funds or the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Scotia Institutional Funds makes no  representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to FundVantage or the Acquiring Fund, including information furnished by FundVantage to the Target Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on FundVantage’s website or the SEC’s public disclosure system.

(x)       Except as previously disclosed in writing to FundVantage, at the Effective Time, the Target Fund will have good and marketable title to the Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to FundVantage at least fifteen Business Days prior to the Effective Time, provided that the Acquiring Fund will acquire Fund Assets that are segregated or pledged as collateral for the Target Fund’s short sale and derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Fund Assets.

(y)       Scotia Institutional Funds has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(z)       Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a

Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2          Representations and Warranties of FundVantage.  FundVantage, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)       FundVantage is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund.  The Acquiring Fund has full power under FundVantage’s Agreement and Declaration of Trust, as amended from time to time, and By-laws (“FundVantage Governing Documents”) to conduct its business as it is now being conducted and to own properties and assets for itself.  The Acquiring Fund will prior to the Effective Time have all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business.

(b)       The execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by FundVantage Board and FundVantage Board has approved the Reorganization.  No action on the part of the shareholders of the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund or the consummation of the Reorganization.  This Agreement has been duly and validly executed and delivered by FundVantage on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by Scotia Institutional Funds on behalf of the Target Fund, is a legal, valid and binding obligation of FundVantage, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)       The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with par value of $0.01 per share.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class.  As of the Valuation Time, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of  shares having the characteristics described in the Acquiring Fund’s prospectus effective at such time.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquiring Fund any shares of any series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquiring Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d)       Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of FundVantage Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which FundVantage is a party or by which FundVantage or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which FundVantage is a party or by which FundVantage or the Acquiring Fund is bound, (iii) result in a breach or violation by FundVantage or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e)       Except as set forth in writing to the Target Fund, there is no Action or Proceeding pending against FundVantage or the Acquiring Fund or, to the best of FundVantage’s Knowledge, threatened against, relating to or affecting, FundVantage or the Acquiring Fund.

(f)        No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of FundVantage or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g)       FundVantage is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the Acquiring Fund is a separate series of FundVantage duly designated in accordance with the applicable provisions of FundVantage Governing Documents and in and compliance in all material respects with the 1940 Act and its rules and regulations.

(h)       The Acquiring Fund is, and will at the Effective Time be, a new series portfolio of FundVantage created within the last 12 months, and such Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time.

(i)        The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations).  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” under Subchapter M of the Code and until such time shall take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund is and will at the Effective Time be treated as a separate corporation under Section 851(g) of the Code.  The Acquiring Fund intends to continue to meet all of the requirements of Subchapter M of the Code for qualification as a “regulated investment company” for the taxable years following that in which the Reorganization occurs.

(j)        The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(k)       As of the Valuation Time, the Acquiring Fund’s prospectus and statement of additional information will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l)        The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to FundVantage and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to FundVantage and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that FundVantage makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to Scotia Institutional Funds or the Target Fund and furnished by the Target Fund to FundVantage specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(m)      FundVantage has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(n)       The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(o)       Except as disclosed in writing to the Target Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund other than changes occurring in the ordinary course of business.

(p)       FundVantage is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(q)       The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by SIIUS or its Affiliates.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1          Conduct of Business.  After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund only in the ordinary course and in accordance with this Agreement.  It is understood that such ordinary course of business with respect to the Target Fund shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; (c) the continued good faith performance by the investment adviser, sub-adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund and applicable Law; (d) the continued compliance with the Target Fund’s prospectus and statement of additional information; and (e) any actions contemplated by this Agreement.  It is understood that such ordinary course of business with respect to the Acquiring Fund shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.  No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.2          Shareholders’ Meeting.  Scotia Institutional Funds will call, convene and hold a meeting of shareholders of the Target Fund as soon as reasonably practicable, in accordance with applicable Law and the Scotia Institutional Funds Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable.  In the event that, insufficient votes are received from shareholders, the meeting may be adjourned or postponed as permitted under the Scotia Institutional Funds Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

5.3          Proxy Statement/Prospectus and Registration Statement.  The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus, Registration

Statement and additional proxy soliciting materials and cause the Registration Statement and applicable additional proxy soliciting materials to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Target Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Scotia Institutional Funds Governing Documents.  Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.4          Information.  The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party.  Such cooperation shall include providing copies of reasonably requested documents and other information.  Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.5          Notice of Material Changes.  Each Party will notify the other Parties of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.6          Financial Statements.  At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time.  These financial statements will present fairly in all material respects the portfolio investments of the Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements.  These financial statements shall be certified by the Treasurer of Scotia Institutional Funds as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence.  The Target Fund also will deliver to the Acquiring Fund at the Effective Time (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund and (ii) a statement of earnings and profits of the Target Fund for federal income tax purposes that shall be carried over by the Target Fund as a result of Code Section 381 and which shall be certified by an officer of the Target Fund.

5.7          Other Necessary Action.  The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.8                               Books and Records.  Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.9                               Issued Shares.  The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time.  Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable.  No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  The shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization.

5.10                        Liquidation of Target Fund.  Scotia Institutional Funds and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Scotia Institutional Funds Governing Documents in accordance with applicable Law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination, or the satisfaction of any provisions of this Agreement as set forth in Section 10.5.

5.11                        Tax Returns and Forms 1099 of Target Fund.  Except as otherwise agreed to by the parties, the Acquiring Fund shall or shall cause its agents to prepare any federal, state or local returns, including any Forms 1099, required to be filed on behalf of the Target Fund after the Effective Time with respect to any taxable year ending prior to the Effective Time and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. The Target Fund shall provide the Acquiring Fund with such cooperation and information reasonably requested by the Acquiring Fund in connection with the preparation and filing of such tax returns.

5.12                        Regulatory Filings.  Scotia Institutional Funds and the Target Fund agree to file all necessary or appropriate reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to Scotia Institutional Funds and the Target Fund.

5.13                        Section 15(f).  FundVantage and Mount Lucas shall from and after the Effective Time (i) use their reasonable best efforts so that for a period of three years after the Effective Time, at least 75% of the FundVantage Board are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Mount Lucas.  In addition, FundVantage and Mount Lucas from and after the Effective Time, shall refrain from imposing or seeking to impose for a period of two years after the Effective Time, any “unfair burden” on the Acquiring Fund (within the meaning of the 1940 Act) as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto.

ARTICLE VI

CONDITIONS PRECEDENT

6.1                               Conditions Precedent to Obligations of Scotia Institutional Funds.  The obligation of Scotia Institutional Funds, on behalf of the Target Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by FundVantage and the

Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Scotia Institutional Funds in writing:

(a)                     All representations and warranties of FundVantage, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that FundVantage shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)                     The Acquiring Fund shall have furnished to the Target Fund the opinion of Pepper Hamilton LLP dated as of the Effective Time, substantially to the effect that:

(i)                                  FundVantage is a statutory trust, validly existing  and in good standing under Delaware Law, and has power under FundVantage Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)                               FundVantage is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)                            the Acquiring Fund Shares to be issued and delivered by FundVantage pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)                           except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending or threatened in writing against FundVantage;

(v)                              this Agreement has been duly authorized, executed and delivered by FundVantage on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by Scotia Institutional Funds on behalf of the Target Fund, constitutes a valid and legally binding obligation of FundVantage, on behalf of the Acquiring Fund, enforceable against FundVantage in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)                           the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii)                        the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, FundVantage Governing Documents or any material agreement or instrument pertaining to the Acquiring Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by FundVantage;

(viii)                     the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by FundVantage or the Acquiring Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law as it relates to statutory trusts; and

(ix)                           to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law.

In rendering such opinion, Pepper Hamilton LLP may rely upon certificates of officers of FundVantage and of public officials as to matters of fact.

(c)                      The Acquiring Fund shall have furnished to the Target Fund a certificate of the Acquiring Fund, signed by the President or Vice President and Treasurer of FundVantage, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)                                  To the best of their Knowledge, the representations and warranties of FundVantage in this Agreement are true and correct in all material respects on and as of the Effective Time and FundVantage has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)                               no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to FundVantage’s Knowledge, threatened in writing.

(d)                     An officer of Scotia Institutional Funds shall have received the confirmation from the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e)                      The Acquiring Fund shall have duly executed and delivered to the Target Fund such assumptions of Liabilities, certificates and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Target Fund by the Acquiring Fund.

6.2                               Conditions Precedent to Obligations of FundVantage.  The obligation of FundVantage, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by Scotia Institutional Funds and the Target

Fund of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by FundVantage in writing:

(a)                     All representations and warranties of Scotia Institutional Funds, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Scotia Institutional Funds shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)                     The Target Fund shall have furnished to the Acquiring Fund the opinion of Drinker Biddle & Reath LLP dated as of the Effective Time, substantially to the effect that:

(i)                                  Scotia Institutional Funds is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the Scotia Institutional Funds Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)                               Scotia Institutional Funds is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)                            all issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)                           except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending or threatened in writing against Scotia Institutional Funds;

(v)                              this Agreement has been duly authorized, executed and delivered by Scotia Institutional Funds on behalf of the Target Fund and, assuming due authorization, execution and delivery by FundVantage on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of Scotia Institutional Funds, on behalf of the Target Fund, enforceable against Scotia Institutional Funds in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)                           the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Scotia Institutional Funds Governing Documents or any material agreement or instrument pertaining to the Target Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by Scotia Institutional Funds;

(vii)                        the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any federal securities Law or the Delaware Law as it relates to statutory trusts; and

(viii)                     to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such authorizations and filings as are necessary to terminate the Target Fund as a series of a Delaware statutory trust.

In rendering such opinion, Drinker Biddle & Reath LLP may rely upon certificates of officers of Scotia Institutional Funds and of public officials as to matters of fact.

(c)                      The Target Fund shall have furnished to the Acquiring Fund the unaudited statements required by paragraph 5.6.

(d)                     The Target Fund shall have furnished to the Acquiring Fund a certificate of the Target Fund, signed by the President or Vice President and Treasurer of Scotia Institutional Funds, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)                                  to the best of their Knowledge, the representations and warranties of Scotia Institutional Funds in this Agreement are true and correct in all material respects on and as of the Effective Time and Scotia Institutional Funds has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)                               since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e)                      The Target Fund shall have duly executed and delivered to FundVantage such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to FundVantage’s transfer agent (“Transfer Documents”) as FundVantage may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Fund Assets of the Target Fund.  In each case, the Fund Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f)                       At the Valuation Time and Effective Time, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act.  At the Valuation Time and Effective Time, all Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of a share class of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(g)                      Except for those agreements set forth on Schedule 6.2(h), the Target Fund’s agreements with each of its service contractors shall have terminated at the Effective Time, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3                               Other Conditions Precedent.  Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a)                     The Acquiring Fund and the Target Fund shall have received:  (i) a certificate of an authorized signatory of Target Fund Custodian, as custodian for the Target Fund, stating that the Fund Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from The Bank of New York Mellon, as custodian for the Acquiring Fund, stating that the Fund Assets of the Target Fund have been received; and (iii) a certificate of an authorized signatory of BNY Mellon Investment Servicing (US) Inc., as transfer agent of the Target Fund, confirming that BNY Mellon Investment Servicing (US) Inc. has delivered records containing the names and addresses of the record holders of each series of the Target Fund shares and the number and percentage (to three decimal places) of ownership of each series of the Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(b)                     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Scotia Institutional Funds Governing Documents, applicable Delaware Law and the 1940 Act.  Notwithstanding anything herein to the contrary, neither Scotia Institutional Funds nor FundVantage may waive the conditions set forth in this paragraph 6.3(a).

(c)                      The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(d)                     Each of the Acquiring Fund and the Target Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(i)                                  The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Target Fund in liquidation to the Target Fund shareholders in exchange for their Target Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)                               No gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Target Fund to the Target Fund shareholders in liquidation, as contemplated in this Agreement;

(iii)                            No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(iv)                           The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

(v)                              The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

(vi)                           No gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their Target Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(vii)                        The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(viii)                     A Target Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Target Fund shares exchanged therefor were held, provided that the Target Fund shareholder held the Target Fund shares as a capital asset on the date of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Target Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(c).

(e)                      At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  No Action or Proceeding against the Target Fund or FundVantage or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII

EXPENSES

7.1                               Mount Lucas (or any Affiliate thereof) will bear and pay, in such proportion as may be agreed upon by such parties, all fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated.  Reorganization expenses include, without limitation, obtaining shareholder approval of the Reorganization.

7.2                               All such fees and expenses so borne and paid by Mount Lucas and/or its Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Mount Lucas and/or its Affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.]

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1                               Amendments.  The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval.  Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

8.2                               Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a)                     by the mutual written consent of the Parties;

(b)                     by Scotia Institutional Funds (i) following a material breach by FundVantage of any of its representations, warranties or covenants contained in this Agreement, provided that FundVantage shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon FundVantage or the Acquiring Fund;

(c)                      by FundVantage (i) following a material breach by Scotia Institutional Funds of any of its representations, warranties or covenants contained in this Agreement, provided that Scotia Institutional Funds shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 (other than 6.3(a) if the shareholder meeting has been duly adjourned or postponed to a date prior to the Final Effective Time) are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Scotia Institutional Funds or the Target Fund;

(d)                     by either FundVantage or Scotia Institutional Funds by written notice to the other following a determination by the terminating Party’s Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e)                      by either FundVantage or Scotia Institutional Funds if the Effective Time does not occur by [DATE](the “Final Effective Time”), unless extended by mutual agreement and evidenced by a writing signed by an authorized officer of each Party.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1                               Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law or otherwise reasonably deemed necessary or appropriate by authorized officers of the Funds, on the written advice of counsel, in which case the Party issuing such statement or communication shall advise the other Parties prior to such issuance.

9.2                               Confidentiality.  (a) The Parties (including SIIUS and Mount Lucas for purposes of this paragraph 9.2) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Parties, all confidential information obtained from the other Parties in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)                                 In the event of a termination of this Agreement, the Parties agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Parties, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Parties and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1                        Entire Agreement.  This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement.  This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2                        Notices.  All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to Scotia Institutional Funds:

David Lebisky
c/o Scotia Institutional Investments US, LP
1055 Westlakes Drive, Suite 301
Berwyn, Pennsylvania 19312

Telephone: (610)854-0900
Facsimile No: (610)640-2933
Email: dlebisky@dundeewealthus.com

With a copy (which shall not constitute notice) to:

Joshua  B. Deringer, Esq.

Drinker Biddle & Realth LLP

One Logan Square, Suite 2000

Philadelphia, PA  19103-6996

Telephone: (215) 988-2959

Facsimile No.: (215) 988-2757

E-mail: Joshua.Deringer@dbr.com

If to FundVantage:

FundVantage Trust
301 Bellevue Parkway
Wilmington, DE 19809
Attention:  Joel Weiss
Telephone No.:  (302) 791-1851
Facsimile No.:  (302) 791-2639
E-mail: joel.weiss@bnymellon.com

With a copy (which shall not constitute notice) to:

John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Telephone No.:  (215) 981-4009
Facsimile No.:  (215) 981-4750
E-mail: fordjm@pepperlaw.com

If to SIIUS:

Scotia Institution Investment US, LP
David Lebisky
c/o Scotia Institutional Investments US, LP
1055 Westlakes Drive, Suite 301
Berwyn, Pennsylvania 19312
Telephone: (610)854-0900
Facsimile No: (610)640-2933
Email: dlebisky@dundeewealthus.com

With copies (which shall not constitute notice) to:

Mount Lucas Management LP
[Contact Name]
405 South State Street
Newtown, PA 18940
Telephone: [(      )      -        ]
Facsimile No: [(      )      -        ]
Email: [                  ]

10.3                        Waiver.  The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4                        Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties.  Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5                        Survival.  Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder.  The covenants in paragraphs 1.3, 1.5, 5.10, 5.11, 5.12, 5.13, 7.1, 7.2, 10.9, 10.13 and 10.14, and this paragraph 10.5 shall survive the consummation of the transactions contemplated hereunder.

10.6                        Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7                        Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8                        Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

10.9                        Further Assurances.  Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder.  In addition, the Target Fund shall deliver or cause to be delivered to FundVantage at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in).

10.10                 Beneficiaries.  Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

10.11                 Validity.  Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12                 Effect of Facsimile Signature.  A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13                 FundVantage Liability.  The name “FundVantage Trust” is the designation of the trustees for the time being under an Agreement and Declaration of Trust of the Trust dated August 28, 2006, as amended through March 26, 2012, and all Persons dealing with FundVantage or the Acquiring Fund must look solely to the property of FundVantage or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of FundVantage.  No other portfolio of FundVantage shall be liable for any claims against the Acquiring Fund.  The Parties, along with SIIUS, specifically acknowledge and agree that any liability of FundVantage under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of FundVantage shall be liable with respect thereto.

10.14                 Scotia Institutional Funds Liability.  The name “Scotia Institutional Funds” is the designation of the trustees for the time being under its Amended Restated Agreement and Declaration of Trust, dated March 12, 2013, as amended, and all Persons dealing with Scotia Institutional Funds or the Target Fund must look solely to the property of Scotia Institutional Funds or the Target Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Scotia Institutional Funds.  No other portfolio of Scotia Institutional Funds shall be liable for any claims against the Target Fund.  The Parties, along with SIIUS, specifically acknowledge and agree that any liability of Scotia Institutional Funds under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Scotia Institutional Funds shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“BNY Mellon” has the meaning specified in paragraph 2.3.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Corresponding Class” means with respect to Class I of the Target Fund, Class I of the Acquiring Fund.

“Effective Time” has the meaning specified in paragraph 3.1.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person), litigation proceeds of any type (including, without limitation, proceeds resulting from litigation involving portfolio securities as well as market timing/late trading actions or settlements) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding the Target Fund’s rights under this Agreement.

“FundVantage” has the meaning specified in the preamble.

“FundVantage Board” has the meaning specified in the recitals.

“FundVantage Governing Documents” has the meaning specified in paragraph 4.2(a).

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“Knowledge” means (i) with respect to Scotia Institutional Funds and the Target Fund, the actual knowledge after reasonable inquiry of Scotia Institutional Funds’ trustees or officers and SIIUS in its capacity as sub-adviser to the Target Fund; and (ii) with respect to FundVantage and the Acquiring Fund, the actual knowledge after reasonable inquiry of FundVantage’s trustees or officers.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all liabilities of the Target Fund.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person.  For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“NYSE” means New York Stock Exchange.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(w).

“Registration Statement” has the meaning specified in paragraph 4.1(w).

“Reorganization” has the meaning specified in the recitals.

“Scotia Institutional Funds Board” has the meaning specified in the recitals.

“Scotia Institutional Funds Governing Documents” has the meaning specified in paragraph 1.1.

“Scotia Institutional Funds” has the meaning specified in the preamble.

“SEC” means the U.S. Securities and Exchange Commission.

“SIIUS” has the meaning specified in the preamble.

“Target Fund” has the meaning specified in the preamble.

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.4.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, the Parties and SIIUS have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

SCOTIA INSTITUTIONAL FUNDS, on behalf of the Mount Lucas U.S. Focused Equity Fund

By:
Name:
Title:

FUNDVANTAGE TRUST, on behalf of the Mount Lucas U.S. Focused Equity Fund

By:
Name:	Joel L. Weiss
Title:	President

SCOTIA INSTITUTIONAL INVESTMENTS US LP

By:
Name:
Title:

Solely for purposes of agreeing to be bound by Paragraphs 9.2, 10.5, 10.13 and 10.14.

MOUNT LUCAS MANAGEMENT LP

By:
Name:
Title:

Solely for the purpose of  agreeing to be bound by Paragraphs 5.13, 7.1, 7.2, 9.2 and 10.5.

APPENDIX B

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Purchase of Shares

The Fund offers Class I shares.  Class I shares are available to certain individual investors who can meet the required investment minimums, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. If you purchase shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Shares representing interests in the Fund are offered on a continuous basis by the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”). Shares of the Fund do not charge any sales loads or deferred sales loads in connection with the purchase of shares. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. You can purchase Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

To Open an Account

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund.  Please make sure your check is for at least $25,000 with respect to Class I shares.  Mail the application and your check to:

Regular Mail:	Overnight Mail:
Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Dr. Westborough, MA 01581-1722 [INSERT PHONE#]

The Fund will only accept checks drawn on U.S. currency on domestic banks.  The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.  Please contact the Fund at [INSERT PHONE#] for more information.

By Wire

To make a same-day wire investment, call toll-free [INSERT PHONE#] before 4:00 p.m. Eastern time to obtain wire instructions.  An account number will be assigned to you.  Please make sure your check is for at least $25,000 with respect to Class I shares.  Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share.  Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

•                  Traditional Individual Retirement Accounts (“IRAs”)

•                  Roth Individual Retirement Accounts (“Roth IRAs”)

•                  Coverdell Education Savings Accounts (“Education IRAs”)

To Add To An Account

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check.  There is no minimum additional investment amount required for Class I shares.  Mail the slip and your check to:

Regular Mail:	Overnight Mail:
Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Dr. Westborough, MA 01581-1722 [INSERT PHONE#]

By Wire

Please contact Fund Shareholder Services at [INSERT PHONE#] for current wire instructions.  The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing.  Your bank may charge a wire fee.  There is no minimum additional investment amount required for Class I shares.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”).  To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account.  Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares.  ACH purchases will be effective at the closing price per share on the business day after the order is placed.  The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order.  “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Other Payments by the Fund. The Fund may also enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for administrative, networking, recordkeeping and sub-transfer agency, including the maintenance of “street name” or omnibus accounts. Such payments to financial intermediaries may, in part, be made in recognition of the transfer agency costs avoided by the Fund as a result of the financial intermediaries’ maintenance of customer accounts or in recognition of the services provided by financial intermediaries to shareholders investing through mutual fund platforms. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) a fixed dollar amount for each account serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for these services at its or their own expense and out of its or their past profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments. The aggregate amount of these payments may be substantial.

Other Payments by the Adviser. The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their past profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including administrative, networking, recordkeeping and sub-transfer agency fees) payable to a financial intermediary, which are disclosed  elsewhere in this prospectus.  These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares.  You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Fund

The Fund reserves the right to:

•                  reject any purchase order;

•                  suspend the offering of shares;

•                  vary the initial and subsequent investment minimums;

•                  waive the minimum investment requirement for any investor; and

•                  redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position.  The Fund is not designed to accommodate market timing or short-term trading.  Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.”  Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund.  These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.  Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance.  This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and it shareholders, shareholders are restricted from making more than 4 “round trips” into or out of the Fund in any calendar year. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices.  If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.  The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances.  The Fund will apply the procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent.  These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.  If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.  If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary.  Financial intermediaries may also monitor their customers’ trading activities in the Fund.  The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund.  If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

Redemption of Shares

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer.  The price you receive will be the NAV next calculated after receipt of the request in good order.  “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared.  The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss.  The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

To Redeem from your Account

By Mail

To redeem your shares by mail:

•                                          Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•                                          Include all signatures and any additional documents that may be required.

•                                          Mail your request to:

Regular Mail:	Overnight Mail:
Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Mount Lucas U.S. Focused Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Dr. Westborough, MA 01581-1722 [INSERT PHONE#]

•                                          A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

•                                          The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•                                          The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free [INSERT PHONE#].  The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account.  To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account.  The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner.  BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access.  Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.  The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction.  The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.  The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so.  If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption.  You may also have your redemption proceeds sent to your bank via ACH.  BNY Mellon Investment Servicing does not charge for this service; however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear.  The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day.  Federal securities laws governing mutual funds prohibit late trading.  The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

Transaction Policies

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV.  Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV.  All investments must be in U.S. dollars.  Purchase and redemption orders are executed only on days when the Exchange is open for trading.  If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

When you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser, the policies and fees may be different than those described here.  Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.  It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund.  You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $25,000 worth of shares in your Class I account to keep the account open.  If, after giving you 30 days’ prior written notice, your account value is still below $25,000 for Class I due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes.  A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.  When the Fund requires a signature guarantee, a medallion signature must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP).  Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.  Please call the Fund’s shareholder servicing group toll-free at [INSERT PHONE #] for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (i) to place limits on transactions in any account until the identity of the investor is verified; or (ii) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.  For further information, please call the Fund’s shareholder servicing group toll-free at [INSERT PHONE #].

Shareholder Services

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.  Call toll-free at [INSERT PHONE #].

Account Statements

The Fund currently provides the following account information:

•                  confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

•                  account statements reflecting transactions made during the covered period (generally, monthly for Class I shares, and quarterly or annually for other share classes); and

•                  tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Fund routinely provides the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, the Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call toll-free at [INSERT PHONE #] or, if your shares are held through a financial institution, please contact the financial institution directly.  The Fund will begin sending you individual copies within 30 days after receiving your request.

STATEMENT OF ADDITIONAL INFORMATION

[January     ], 2014

Acquisition of Assets of

Class I
Mount Lucas U.S. Focused Equity Fund	BMLEX

A Series of

Scotia Institutional Funds

1055 Westlakes Drive

Suite 301

Berwyn, PA 19312

1-888-572-0968

By and In Exchange For Shares of

Class I
Mount Lucas U.S. Focused Equity Fund	BMLEX

A Series of

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

[phone number]

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [January     ], 2014 (the “Proxy Statement/Prospectus”), relating specifically to the Special Meeting of Shareholders of the Mount Lucas U.S. Focused Equity Fund, which is scheduled to be held on March 7, 2014.  A copy of the Proxy Statement/Prospectus may be obtained upon request at no charge by contacting Scotia Institutional Funds at 1- 888-572-0968, by writing to Scotia Institutional Funds at c/o BNY Mellon Investment Servicing (U.S.) Inc., P.O. Box 9679, Providence, RI  02940-9679 or on the Trust’s website at www.theSIFunds.com.

INTRODUCTION

This SAI relates to the proposed reorganization of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Target Fund”), into the Mount Lucas U.S. Focused Equity Fund, a series of FundVantage Trust (the “Acquiring Fund”).  The proposed reorganization involves (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the Acquiring Fund to the Target Fund shareholders, and (iii) the complete liquidation of the Target Fund.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

1.              Statement of Additional Information of the Target Fund dated February 1, 2013 (filed via EDGAR on January 28, 2013, Accession No. 0001534424-13-000023) (the “Target Fund SAI”).

2.              The audited financial statements and related report of the independent registered public registered accounting firm included in the Annual Report to Shareholders of the Target Fund for the fiscal year ended September 30, 2013 (filed via EDGAR on December 6, 2013, Accession No. 0001534424-13-000491).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Target Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Acquiring Fund will adopt the financial statements and financial history of the Target Fund upon consummation of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006.  The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest (“Shares”).  The Trust has established the Fund as a separate series of the Trust.  This SAI only relates to the Fund. The Fund issues Class I and Class II shares. Class II shares are currently not operational.  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund.

The Fund operated as the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”).  It is currently contemplated that before the Fund commences operations, substantially all of the assets of the Predecessor Fund will be transferred to the Fund in a tax-free reorganization (the “Reorganization”).  If approved by shareholders of the Predecessor Fund, the Reorganization will occur on or about March 21, 2014.  As a result of the Reorganization, the performance and accounting history of the Predecessor Fund will be assumed by the Fund.  Financial and performance information included herein is that of the Predecessor Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Proxy Statement/Prospectus concerning the investment objective and policies of the Fund.

BANK OBLIGATIONS.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BORROWING.  The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets.  The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. While the Fund is permitted to borrow up to the limits of the 1940 Act, the Fund will only borrow money for temporary purposes and any such borrowing will not exceed 10% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund.  To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.  Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  The Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.  However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.  To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER.  The Fund may invest in commercial paper.  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK.  Common stock represents an equity (ownership) interest in a company or other entity.  This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.  Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES.  The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.  The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called of conversion is forced.

CORPORATE DEBT SECURITIES.  The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

The Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.”  Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities, may incur additional expenses to seek recovery of its respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

DEBT SECURITIES.  Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS.  American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund may sell naked or covered call options to enhance income and may also sell or buy put options on individual securities to gain exposure or manage risk. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.

An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. The Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), the Fund is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, is not subject to registration or regulation as such under the CEA

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” their position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (“RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation of the Fund.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.

To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund also may enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked- to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes is being phased in during 2013. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions will provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

EQUITY-LINKED SECURITIES.  The Fund may invest in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below.  In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.  Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements.  See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

EVENT-LINKED EXPOSURE.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.”  Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction).  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  See “Illiquid Securities” below.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

FOREIGN SECURITIES AND EMERGING MARKETS.  The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.  In addition to equity securities, foreign investments of the Fund may include:  (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”).  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Capital Markets.  As discussed in the Prospectus, the Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance.  These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

ILLIQUID SECURITIES.  The Fund may not knowingly invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books.  The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board of Trustees.  The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees.  If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.  Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INCOME TRUSTS. The Fund may invest in income trusts. Despite the potential for attractive regular payments, income trust units are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership.  In addition, an income trust may lack diversification, as such trusts are primarily invested in oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business.  Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions.

Income trusts are structured to avoid taxes at the entity level.  In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor.  An income trust generally pays no Canadian tax on earnings distributed directly to the security holders (but see reference below to potential future tax) and, if properly structured, should not be subject to U.S. Federal income tax.  This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Certain rules in the Income Tax Act (Canada) (the “Tax Act”) affect the taxation of specified investment flow-through entities (“SIFTs”), such as publicly traded income trusts and limited partnerships (other than certain real estate investment trusts)  and investors in those entities.  Incomes attributable to a SIFT’s “non-portfolio earnings” is taxed in a manner similar to income earned by a corporation, and distributions made by these entities to investors are taxed in a manner similar to dividends from taxable Canadian corporations and are deemed to be “eligible dividends” for the purposes of the enhanced dividend tax credit if paid or allocated to a resident of Canada.  Non-portfolio earnings are, generally, income (other than certain dividends) from, or capital gains realized on, “non-portfolio properties”.  If the Fund, or an underlying fund in which the Fund invests, holds interests in a SIFT trust or SIFT partnership that is subject to this tax, the amount available for distribution to the Fund may be reduced.  No assurance may be given that further review of the tax treatment of investment trusts and other flow-through entities will not be undertaken or that Canadian federal or provincial income tax law respecting investment trusts and other flow-through entities will not be changed in a manner that adversely affects the Fund and its shareholders.

INFLATION-PROTECTED DEBT SECURITIES.  The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS (“IPOs”).  The Fund may invest in IPOs. The Adviser generally attempts to allocate IPOs on a pro rata basis.  However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SECURITIES AND EXCHANGE—TRADED FUNDS.  The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”).  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC Staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  While the Fund is permitted to invest in other investment companies up to the limits of the 1940 Act, the Fund will not invest more than 10% of its assets in other investment companies including investment funds compliant with the European Union’s Undertakings for Collective Investment in Transferable Securities directives (UCITS) and other open-ended collective investment schemes.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale.  Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.”  Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.  There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events.  For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider.  Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities.  In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

MONEY MARKET FUNDS.  The Fund may invest in money market mutual funds.  Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by the rules under the 1940 Act or SEC staff interpretations thereof.  (See “Investment Company Securities and Exchange Traded Funds” above.)

PREFERRED STOCK.  The Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES.  The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.  The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.  It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements.  A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security.  While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser.  Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

RESTRICTED SECURITIES.  Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration.  The Fund is subject to an investment limitation on the purchase of illiquid securities.  Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation.  This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees.  Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades.  In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.

SECURITIES LENDING.  For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.  The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent.  The Fund may pay lending fees to the party arranging the loan.

SHORT SALES. As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

SMALL AND MEDIUM CAPITALIZATION ISSUERS.  To the extent consistent with its principal investment strategies, the Fund may invest in some small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT OBLIGATIONS.  The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations.  This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks.  In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or December 31, 2012.

VARIABLE AND FLOATING RATE SECURITIES.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES.  The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its NAV.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS.  The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  The IRC requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC.  Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC.  See “Taxation of the Fund.”

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position.  The result of this action may be that the Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER.  There has not been any significant variation in the Fund’s portfolio turnover rates over the two most recently completed fiscal years.  The Adviser does not anticipate significant variation in the portfolio turnover rate from that reported in the Fund’s prospectus for the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund.  The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.  The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.  Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board of Trustees meeting or sooner, in his determination.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund.  Such schedule of investments must be as of a date at least 30 days prior to its posting on the website.  In addition to its schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry.  This additional information must be as of a date at least 30 days prior to its posting on a website.  After any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Before any non-public disclosure of information about the Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.  The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s, or its Adviser’s employees and affiliates that provide services to the Fund.  The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired Adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”).  Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization.  The Fund’s Adviser and service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Under no circumstances may the Fund or the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares.  The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.                                      Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2.                                      Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.                                      Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.                                      Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.                                      Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  With respect to the restriction under number 3 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

The Fund may not:

1.                                      Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund’s total assets.

2.                                      Invest in companies for the purpose of exercising control.

3.                                      Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; (iii) make short sales “against the box”; and (iv) make short sales in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.                                      Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.  The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6.                                      Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust.  Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act.  Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below.  The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES
Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	29	Optimum Fund Trust (registered investment company) (6 portfolios).
Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	29	None
Donald J. Puglisi Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of	29	None.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
			Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.
Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	29	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio).

INTERESTED TRUSTEE(1)
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment	29	None.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.

(1)  Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

As of the date of this SAI, except as set forth above, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates.  Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
James G. Shaw Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
Salvatore Faia Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES.  The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders.  The Board of Trustees is comprised of five individuals, one of whom may be deemed to be an Interested Trustee (Ms. Wolcott).  The remaining Trustees are Independent Trustees.  The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Governance Committee.  The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE.  The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee.  Mr. Mansur serves as the chairman of the Audit Committee.  The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls.  The Audit Committee meets at least two times per year.  The Audit Committee met twice during the Trust’s fiscal year ended April 30, 2013.

NOMINATING COMMITTEE.  The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi.  Mr. Puglisi serves as the chairman of the Nominating Committee.  The Board of Trustees has adopted a written charter for the Nominating Committee.  The Nominating Committee is responsible for assessing the size, structure and composition of the Board of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust.  The Nominating Committee meets at least once a year.  The Nominating Committee met once during the Trust’s fiscal year ended April 30, 2013.

The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board of Trustees, for consideration by the Board of Trustees when appropriate.  The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating Committee will consider nominee candidates recommended by shareholders.  Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.  Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any).  The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected.  Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees.  Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

GOVERNANCE COMMITTEE.  The Governance Committee is comprised of Ms. Wolcott and Messrs. Mansur and Wynne.  Mr. Wynne serves as the chairman of the Governance Committee.  The Governance Committee is responsible for formulating a statement of corporate governance, reviewing certain regulatory and compliance matters of the Trust and determining Trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees.  The Governance Committee meets at least once a year.  The Governance Committee met three times during the Trust’s fiscal year ended April 30, 2013.

TRUSTEE QUALIFICATIONS.  The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. Wolcott is the current Executive Vice President of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Asset Servicing, and former President of PNC Global Investment Servicing; Mr. Wynne is the former CEO of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates and serves as a director for various other businesses.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT.  Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board of Trustees meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS.  The following table sets forth the equity securities in the Funds and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Interested Trustees
Nancy B. Wolcott*	None	None
Independent Trustees
Robert J. Christian	None	$50,001-$100,000
Iqbal Mansur	None	$50,001 - $100,000
Donald J. Puglisi	None	None
Stephen M. Wynne	None	$50,001 - $100,000

COMPENSATION.  In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses.  The Trust does not compensate the Interested Trustees.  The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the Trust’s fiscal year ended April 30, 2013.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$70,500	$0	$0	$70,500
Iqbal Mansur	$62,500	$0	$0	$62,500
Donald J. Puglisi	$64,500	$0	$0	$64,500
Stephen M. Wynne	$62,500	$0	$0	$62,500

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust and the Adviser have adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust.  Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder.  Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions.  Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes.  The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’ continuing oversight.  In exercising its voting obligations, the Adviser is guided by general fiduciary principles.  It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund.  The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.  The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund.  In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders.  The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest.  If a material conflict of interest exists, the Adviser will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders.  A description of the Adviser’s proxy voting policies are attached herewith as Appendix B.  The Fund is required to file annually its proxy voting record on Form N-PX with the SEC.  Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Fund at [INSERT PHONE #] or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of [DATE], no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund. As of [DATE], officers and Trustees of the Trust owned individually and together less than 1% of the Fund’s outstanding shares. As of [DATE], the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Predecessor Fund were as follows:

Fund and Class	Percentage of Class Held
Mount Lucas U.S. Focused Equity Fund — Class I
[Account Holder]	[ ]	%
[Address]

INVESTMENT ADVISORY SERVICES

Mount Lucas is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Mount Lucas was formed in 1986 to act as an investment manager to institutional investors and high net worth individuals. It is also registered as a commodity trading advisor and a commodity pool operator under the U.S. Commodity Exchange Act, as amended; and a member of the U.S. National Futures Association, a self-regulatory organization authorized by the U.S. Commodity Futures Trading Commission. The address of Mount Lucas is 405 South State Street, Newtown, Pennsylvania.  As of November 30, 2013, Mount Lucas had approximately $1.4 billion in assets under management.

Mount Lucas, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.  Mount Lucas is entitled to receive an investment advisory fee of 0.75% of the Fund’s average net assets.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”).  The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Advisory Agreement may be terminated by the Fund on 60 days’ written notice without penalty and the Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice without penalty.  The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. The Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, any class-specific fees and expenses, “Acquired Fund Fees and Expenses,” extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I Shares and 1.20% with respect to Class II Shares (“Expense Limitation”).  The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.  No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities.  Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund.  The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly Rule 12b-1 reports to the  Board of Trustees of the Trust; and (iv) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.

For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, the Predecessor Fund paid management fees to the predecessor investment adviser of $270,992, $143,792 and $134,008, respectively, and the predecessor investment adviser waived net fees and expenses of $107,366, $151,578 and $140,656.  For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, Mount Lucas, as the

Predecessor Fund’s investment sub-adviser, received sub-advisory fees from the Predecessor Fund’s investment adviser of $90,307, $47,931 and $44,670, respectively.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser.  The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)  “Other Accounts Managed.”  Other accounts managed by the portfolio managers who are responsible for the day-to-day management of the Fund as of September 30, 2013;

(ii)  “Material Conflicts of Interest.”  Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed.  These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of  investment opportunities between the Fund and other accounts managed by the portfolio manager.  Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)  “Compensation.”  A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of September 30, 2013; and

(iv)  “Ownership of Securities.”  Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of September 30, 2013.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Rudderow and Ms. Lu, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of [September 30], 2013:

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Timothy J. Rudderow
Other Registered Investment Companies:	0	$—	0	$—
Other Pooled Investment Vehicles:	9	$806.5	5	$428.0
Other Accounts:	27	$575.9	1	$100.1
Nan Q. Lu
Other Registered Investment Companies:	0	$—	0	$—
Other Pooled Investment Vehicles:	7	$242.80	5	$84.40
Other Accounts:	16	$68.80	0	$—

Material Conflicts of Interest.  As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager’s management of accounts including the Fund relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  The Adviser’s Form ADV, Part 2 also contains a description of some of its policies and procedures in this regard.

Compensation.  Mr. Rudderow is an indirect shareholder in Mount Lucas Management LP.  Ms. Lu participates in a shadow stock program that is tied to firm profitability.  Mount Lucas’ employees receive a base salary and a bonus based on job description and experience.  There are no deferred compensation plans.  There is a 401(k) plan that is open to all employees with a company match.  Salaries are reviewed, and adjusted if necessary, annually.  Bonuses are based on a percentage of salary and awarded at the discretion of the Board of Directors.  Bonuses are based on pre-tax performance of Mount Lucas for the current year.

Ownership of Shares of the Fund.  The table below provides beneficial ownership of shares of the portfolio managers of the Fund as of September 30, 2013.  Please note that the table provides a dollar value of each portfolio manager’s holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, over $1,000,000).

Name of Portfolio Manager	Dollar Range of equity securities in the Fund beneficially owned by the Portfolio Manager

Timothy J. Rudderow	$500,001-$1,000,000

Nan Q. Lu	None

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees.  BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust.  In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund.  BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corp.  BNY Mellon Investment Servicing also served as the administrator for the Predecessor Fund.  For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, BNY received fees in the amount of $43,117, $39,053 and $43,283, respectively, for services to the Predecessor Fund.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. [                            ], serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL.  Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN.  The Bank of New York Mellon (the “Custodian”) located at One Wall Street, New York, New York 10286, serves as the Fund’s custodian.  The Custodian’s services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all cash and certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Fund, releasing and delivering securities from the custody accounts of the Fund, maintaining records with respect to such custody accounts, delivering to the Fund a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.

TRANSFER AGENT.  BNY Mellon Investment Servicing, 4400 Computer Drive, Westborough, MA 01581-1722, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to execute the Fund’s portfolio transactions, and the negotiation of brokerage commissions.  The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions.  In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Orders may be directed to any broker or dealer, including, to the extent and manner permitted by applicable law, affiliated persons of the Adviser.  The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund.  Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better execution are available elsewhere.

It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved.  While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.  Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund.  Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund.  In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.  Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities.  However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser.  Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security.  If purchases or sales of securities by the Adviser for the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub- adviser) arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all.  Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares.  The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions.  These payments may vary with each such event.

DISTRIBUTION OF SHARES

Foreside Funds Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, Suite 125, 899 Cassatt Rd., Berwyn, PA 19312, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. The Underwriter is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”).  Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to facilitate the distribution of the shares of the Fund as agent for the Trust.  Shares of the Fund are offered continuously. The Underwriter has no obligation to sell any specific quantity of shares of the Fund. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” and collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Fund. These Financial Institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to facilitate the distribution of shares of the Fund. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions in connection with the sale of the Fund’s shares.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Fund.

SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a shareholder service plan (“Service Plan”) with respect to Class II shares of the Fund authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of such Fund’s average daily net assets of its Class II shares to compensate service providers, including affiliates of Mount Lucas who maintain a service relationship with the Fund.  Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a service provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Class A shares of the Fund may be effected and other matters pertaining to such class of share’s services; (iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request.  As of the date of this SAI, the Fund has not offered Class II Shares and, therefore, no fees were paid under the Service Plan.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers two separate classes of shares of the Fund: Class I and Class II shares.  The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class II shares bear shareholder servicing expenses.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service fees.  Accordingly, the NAV of Class II shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held.  Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.  Each class takes separate votes on matters affecting only that class.

The Fund does not hold an annual meeting of shareholders.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.  Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES.  Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES.  For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding.  This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business.  The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued.  Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price.  Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively.  Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued.  If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price.  The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.  Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.  Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others.  Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any.  Dividends from the Fund’s net investment income are declared and paid annually to the shareholders.  Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax.  This is called “buying a dividend.”  To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions.  Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

1.             Taxation of the Fund

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund.  The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof ,as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify each year for, taxation as a Regulated Investment Company (a “RIC”) under the IRC.  By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash.  Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for long-term capital gains rate for qualified dividend income passed through to a non-corporate shareholder and the dividends-received deduction for corporation shareholders. After January 1, 2013, the long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income less than the threshold amounts. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010 the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains.

The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Funds may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but a Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.  In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year.  These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the

Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest.  Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to the Fund may differ.  Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES.  As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Fund intends to monitor developments in this area.  Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale.  The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  The Fund may be impacted in certain circumstances by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

TAX CREDIT BONDS. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares.  To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  The Fund may invest in REITs.  Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute “TMPs”.  Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

DISTRIBUTIONS.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders.  Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset.  A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the  long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. After January 1, 2013, the long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts.  The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, capital gains dividends and, on long-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders.  Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).

Recently enacted rules require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  The IRS has issued final guidance with respect to these new rules.  Pursuant to that guidance, a 30% withholding tax will be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS regarding providing the IRS information including the name, address and TIN of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to its account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.  A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information.

For shares of the Fund redeemed after January 1, 2012, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year.  In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchases after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

PART C

OTHER INFORMATION

Item 15.                                                 Indemnification.

The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Declaration which has been incorporated by reference herein as Exhibit 1(a)(i) and the Registrant’s By-Laws which have been incorporated by reference herein as Exhibit 2.

Each Investment Advisory Agreement with Cutwater, Lateef, WHV, Pemberwick, Private Capital, Estabrook, AMG, Polen, DuPont Capital, Gotham, Timberline, EIC, Boston Advisors, Heitman, Origin, EquityCompass, Sirios, BRAM and Mount Lucas (as such terms are defined below) provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference herein as Exhibits 6(a)-(d), 6(f)-(h), 6(j)-(s) and 6(u)-(w).)

The Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama (as such terms are defined below) provides, among other things, that Hirayama will not be liable for any loss suffered by the Registrant or WHV with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Hirayama in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Hirayama against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Hirayama. (See the Sub-Advisory Agreement which has been incorporated by reference herein as Exhibit 6(e).)

The Sub-Advisory Agreement by and between Pemberwick and JPMIM (as such terms are defined below) provides, among other things, that Pemberwick indemnifies JPMIM for, and will hold it harmless against any losses to which JPMIM may become subject as a direct result of such agreement or JPMIM’s performance of its duties thereunder; provided, however, that nothing contained herein shall require that JPMIM be indemnified for losses that resulted from JPMIM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement. (See the Sub-Advisory Agreement which has been incorporated by reference herein as Exhibit 6(i).)

The Sub-Advisory Agreement made by and among the Registrant, WHV and Seizert (as such terms are defined below) provides, among other things, that Seizert will not be liable for any loss suffered by the Registrant or WHV with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Seizert in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Seizert against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Seizert. (See the Sub-Advisory Agreement which has been incorporated by reference as Exhibit 6(t).)

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference herein as Exhibit 7(a)(i) through 7(a)(v).)

Item 16.                                                 Exhibits.

(1)(a)(i)

Amended and Restated Agreement and Declaration of Trust was filed with the Securities and Exchange Commission (“SEC”) as exhibit 28(a)(i) to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on May 18, 2012 (“PEA No. 57”) and is incorporated herein by reference.

(1)(a)(ii)

Certificate of Trust was filed with the SEC as exhibit 23(a)(ii) to the Registrant’s Initial Registration Statement on Form N-1A on March 7, 2007 (the “Initial Registration Statement”) and is incorporated herein by reference.

(1)(a)(iii)

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust was filed with the SEC as exhibit 28(a)(iii) to the Registrant’s Post-Effective Amendment No. 84 to the Registration Statement on September 26, 2013 (“PEA No. 84”) and is incorporated herein by reference.

(2)	By-Laws were filed with the SEC as exhibit 23(b) to the Initial Registration Statement and are incorporated herein by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is attached as Exhibit C to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)	See Articles 3, 7 and 8 of the Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Initial Registration Statement.

(6)(a)

Form of Investment Advisory Agreement with Cutwater Investor Services Corp. (“Cutwater”) for the Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, and Cutwater Municipal Bond Inflation Protection Fund was filed with the SEC as exhibit 28(d)(i) to the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed with the SEC on June 30, 2010 (“PEA No. 27”) and is incorporated herein by reference.

(6)(b)

Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) dated April 23, 2013 was filed with the SEC as exhibit 28(d)(ii) to the Registrant’s Post-Effective Amendment No. 73 to the Registration Statement on June 28, 2013 and is incorporated herein by reference.

(6)(c)(i)	Investment Advisory Agreement with WHV Investment Management, Inc. (formerly Wentworth, Hauser and Violich, Inc.) (“WHV”) dated December 17, 2008 was filed as exhibit 28(d)(v) to the

Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on February 8, 2011 (“PEA No. 42”) and is incorporated herein by reference.

(6)(c)(ii)

Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV was filed with the SEC as exhibit 28(d)(iii) to the Registrant’s Post-Effective Amendment No. 72 to the Registration Statement on June 27, 2013 (“PEA No. 72”) and is incorporated herein by reference.

(6)(d)

Investment Advisory Agreement with Pemberwick Investment Advisors LLC (“Pemberwick”) dated January 31, 2010 was filed with the SEC as exhibit 28(d)(vi) to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on April 8, 2010 (“PEA No. 19”) and is incorporated herein by reference.

(6)(e)

Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama Investments, LLC (“Hirayama”) dated December 17, 2008 was filed with the SEC as exhibit 23(d)(vi) to the Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on July 23, 2009 (“PEA No. 12”) and is incorporated herein by reference.

(6)(f)(i)

Investment Advisory Agreement with Private Capital Management, L.P. (“Private Capital”) dated May 27, 2010 was filed with the SEC as exhibit 28(d)(viii) to PEA No. 27 and is incorporated herein by reference.

(6)(f)(ii)	Investment Advisory Agreement with Private Capital Management, LLC was filed with the SEC as exhibit 28(d)(vii)(B) to PEA No. 84 and is incorporated herein by reference.

(6)f(iii)

Form of Investment Advisory Agreement with Private Capital Management, LLC was filed with the SEC as exhibit 28(d)(vii)(C) to the Registrant’s Post-Effective Amendment No. 77 to the Registration Statement on August 28, 2013 (“PEA No. 77”) and is incorporated herein by reference.

(6)(g)

Investment Advisory Agreement with Estabrook Capital Management LLC (“Estabrook”) dated July 22, 2010 was filed with the SEC as exhibit 28(d)(ix) to the Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed with the SEC on August 30, 2010 (“PEA No. 33”) and is incorporated herein by reference.

(6)(h)

Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii (“AMG”) dated June 25, 2010 was filed with the SEC as exhibit 28(d)(x) to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed with the SEC on July 1, 2010 (“PEA No. 28”) and is incorporated herein by reference.

(6)(i)

Sub-Advisory Agreement between Pemberwick and J.P. Morgan Investment Management, Inc. (“JPMIM”) dated January 31, 2010 was filed with the SEC as exhibit 28(d)(xi) to PEA No. 19 and is incorporated herein by reference.

(6)(j)	Investment Advisory Agreement with Polen Capital Management, LLC (“Polen”) dated October 19, 2012 was filed with the SEC as exhibit 28(d)(xii) to PEA No. 33 and is incorporated herein by reference.

(6)(k)(i)

Investment Advisory Agreement with DuPont Capital Management Corporation (“DuPont Capital”) dated August 9, 2010 was filed with the SEC as exhibit 28(d)(xiv) to PEA No. 33 and is incorporated herein by reference.

(6)(k)(ii)	Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital was filed with the SEC as exhibit 28(d)(xi)(B) to the Registrant’s Post-Effective

Amendment No. 62 to the Registration Statement on August 28, 2012 (“PEA No. 62”) and is incorporated herein by reference.

(6)(l)(i)

Investment Advisory Agreement with Gotham Asset Management, LLC (“Gotham”) dated November 2, 2010 was filed with the SEC as exhibit 28(d)(xv) to Post-Effective Amendment No. 38 to the Registration Statement on November 3, 2010 (“PEA No. 38”) and is incorporated herein by reference.

(6)(l)(ii)

Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham was filed with the SEC as exhibit 28(d)(xii)(B) to Post-Effective Amendment No. 71 to the Registration Statement on June 17, 2013 (“PEA No. 71”) and is incorporated herein by reference.

(6(l)(iii)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham was filed with the SEC as exhibit 28(d)(xii)(C) to PEA No. 84 and is incorporated herein by reference.

(6)(m)

Investment Advisory Agreement with Timberline Asset Management LLC (formerly TW Asset Management LLC) (“Timberline”) dated December 29, 2010 was filed with the SEC as exhibit 28(d)(xvi) to PEA No. 42 and is incorporated herein by reference.

(6)(n)

Investment Advisory Agreement with Cutwater for the Cutwater Investment Grade Bond Fund dated November 23, 2010 was with the SEC as exhibit 28(d)(xviii) to PEA No. 42 and incorporated herein by reference.

(6)(o)	Investment Advisory Agreement with Equity Investment Corporation (“EIC”) dated April 21, 2011 was filed with the SEC as exhibit 28(d)(xviii) to PEA No. 52 and incorporated herein by reference.

(6)(p)

Investment Advisory Agreement with Boston Advisors, LLC (Boston Advisers) for the Boston Advisors Broad Allocation Strategy Fund dated January 25, 2011 was filed with the SEC as exhibit 28(d)(xx) to PEA No. 52 and incorporated herein by reference.

(6)(q)

Investment Advisory Agreement with Heitman Real Estate Securities LLC (“Heitman”) dated June 1, 2012 was filed with the SEC as exhibit 28(d)(xviii) to Post-Effective Amendment No. 60 to the Registration Statement on July 27, 2012 (“PEA No. 60”) and is incorporated herein by reference.

(6)(r)

Investment Advisory Agreement with Origin Asset Management LLP (“Origin”) dated September 28, 2012 was filed with the SEC as exhibit 28(d)(xix) to Post-Effective Amendment No. 66 to the Registration Statement on September 28, 2012 (“PEA No. 66”) and is incorporated herein by reference.

(6)(s)

Form of Investment Advisory Agreement with Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass”) was filed with the SEC as exhibit 28(d)(xx) to PEA No. 72 and is incorporated herein by reference.

(6)(t)

Form of Sub-Advisory Agreement made by and among the Registrant, WHV and Seizert Capital Partners, LLC (“Seizert”) was filed with the SEC as exhibit 28(d)(xx) to PEA No. 72 and is incorporated herein by reference.

(6)(u)

Form of Investment Advisory Agreement with Sirios Capital Management, L.P. (“Sirios”) was filed with the SEC as exhibit 28(d)(xxii) to Post-Effective Amendment No. 83 to the Registration Statement on September 24, 2013 (“PEA No. 83”) and is incorporated herein by reference.

(6)(v)

Form of Investment Advisory Agreement with BRAM US LLC (“BRAM”) was filed with the SEC as exhibit 28(d)(xxiii) to the Registrant’s Post-Effective Amendment No. 85 to the Registration Statement on October 4, 2013 (“PEA No. 85”) and is incorporated herein by reference.

(6)(w)

Form of Investment Advisory Agreement with Mount Lucas Management LP (“Mount Lucas”) was filed with the SEC as exhibit 28(d)(xxiv) to the Registrant’s Post-Effective Amendment No. 88 to the Registration Statement on November 6, 2013 (“PEA No. 88”) and is incorporated herein by reference.

(7)(a)(i)

Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012 was filed with the SEC as exhibit 28(e) to the Registrant’s Post-Effective Amendment No. 55 to the Registration Statement on April 13, 2012 (“PEA No. 55”) and is incorporated herein by reference.

(7)(a)(ii)	Amendment to Underwriting Agreement with Foreside dated May 21, 2012 was filed with the SEC as exhibit 28(e)(ii) to PEA No. 60 and is incorporated herein by reference.

(7)(a)(iii)	Second Amendment to Underwriting Agreement with Foreside dated June 1, 2012 was filed with the SEC as exhibit 28(e)(iii) to PEA No. 60 and is incorporated herein by reference.

(7)(a)(iv)	Third Amendment to Underwriting Agreement with Foreside dated August 27, 2012 was filed with the SEC as exhibit 28(e)(iv) to PEA No. 77 and is incorporated herein by reference.

(7)(a)(v)	Fourth Amendment to Underwriting Agreement with Foreside dated May 28, 2013 was filed with the SEC as exhibit 28(e)(v) to PEA No. 77 and is incorporated herein by reference.

(8)	Not applicable.

(9)(a)(i)	Custody Agreement with The Bank of New York Mellon dated March 14, 2011 was filed with the SEC as exhibit 28(g)(i) to PEA No. 52 and incorporated herein by reference.

(9)(a)(ii)

Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated March 21, 2013 was filed with the SEC as exhibit 28(g)(i)(B) to PEA No. 77 and is incorporated herein by reference.

(9)(b)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011 was filed with the SEC as exhibit 28(g)(ii) to PEA No. 52 and is incorporated herein by reference.

(10)(a)

Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 Plan”) for Cutwater Funds was filed with the SEC as exhibit 28(m)(i) to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on June 24, 2010 (“PEA No. 25”) and is incorporated herein by reference.

(10)(b)

12b-1 Plan for the Lateef Fund was filed with the SEC as exhibit 23(m)(i) to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on August 6, 2007 (“PEA No. 1”) and is incorporated herein by reference.

(10)(c)	Form of selling and/or services agreement related to Rule 12b-1 Plans is filed as exhibit 28(m)(iii) to PEA No. 52 and is incorporated herein by reference.

(10)(d)

12b-1 Plan for the WHV International Equity Fund, the WHV Emerging Markets Equity Fund and the WHV/Seizert Small Cap Value Equity Fund was filed with the SEC as exhibit 28(m)(iv) to PEA No. 72 and is incorporated herein by reference.

(10)(e)	12b-1 Plan for the Private Capital Management Value Fund was filed with the SEC as exhibit 28(m)(vi) to PEA No. 52 and is incorporated herein by reference.

(10)(f)

12b-1 Plan for the Estabrook Value Fund and Estabrook Investment Grade Fixed Income Fund was filed with the SEC as exhibit 28(m)(vii) to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on February 16, 2010 (“PEA No. 17”) and is incorporated herein by reference.

(10)(g)	12b-1 Plan for the Polen Growth Fund was filed with the SEC as exhibit 28(m)(viii) to PEA No. 52 and is incorporated herein by reference .

(10)(h)

12b-1 Plan for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund was filed with the SEC as exhibit (m)(ix) to the Registrant’s Post-Effective Amendment No. 63 to the Registration Statement filed with the SEC on August 29, 2012 (“ PEA No. 63”) and is incorporated herein by reference.

(10)(i)	12b-1 Plan for Timberline Small Cap Growth Fund (formerly TW Small Cap Growth Fund) was filed with the SEC as exhibit 28(m)(xii) to PEA No. 42 and is incorporated herein by reference.

(10)(j)	12b-1 Plan for Boston Advisors Broad Allocation Strategy Fund is filed as exhibit 28(m)(xiii) to PEA No. 52 and is incorporated herein by reference.

(10)(k)

12b-1 Plan for EIC Value Fund filed as exhibit 28(m)(xv) to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed with the SEC on April 21, 2011 (“PEA No. 46”) and is incorporated herein by reference.

(10)(l)	12b-1 Plan for Heitman REIT Fund was filed with the SEC as exhibit 28(m)(xiv) to PEA No. 60 and is incorporated herein by reference.

(10)(m)	12b-1 Plan for Quality Dividend Fund was filed with the SEC as exhibit 28(m)(xv) to PEA No. 72 and is incorporated herein by reference.

(10)(n)	12b-1 Plan for Sirios Focus Fund was filed with the SEC as exhibit 28(m)(xv) to PEA No. 84 and is incorporated herein by reference

(10)(o)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 was filed with the SEC as exhibit 28(n) to PEA No. 84 and is incorporated herein by reference.

(11)	Opinion and consent of Pepper Hamilton LLP regarding legality of securities being offered is filed herewith.

(12)	Form of Opinion and consent of Pepper Hamilton LLP regarding tax matters is filed herewith.

(13)(a)(i)

Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated July 19, 2007 was filed with the SEC as exhibit 23(h)(i) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on July 27, 2007 (“Pre-No. 1”) and is incorporated herein by reference.

(13)(a)(ii)	Amended and Restated Exhibit A to the Transfer Agency Services Agreement filed as exhibit 28(h)(i)(B) to PEA No. 77 and incorporated herein by reference.

(13)(a)(iii)	Red Flags Services Amendment to Transfer Agency Services Agreement dated May 1, 2009 was. filed with the SEC as exhibit 28(h)(vi) to PEA No. 52 and is incorporated herein by reference.

(13)(b)(i)

Administration and Accounting Services Agreement with BNY Mellon Investing Servicing (US) dated July 19, 2007 was filed with the SEC as exhibit 23(h)(ii) to Pre-No. 1 and is incorporated herein by reference.

(13)(b)(ii)

Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated March 21, 2013 was filed with the SEC as exhibit 28(h)(ii)(B) to PEA No. 77 and is incorporated herein by reference

(13)(b)(iii)

Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010 was filed with the SEC as exhibit 28(h)(xvii) to PEA No. 33 and is incorporated herein by reference.

(13)(b)(iv)	Amendment to the Administration and Accounting Services Agreement dated December 2, 2010 was filed with the SEC as exhibit 28(h)(xxv) to PEA No. 52 and is incorporated herein by reference.

(13)(c)

Amended and Restated Expense Limitation/Reimbursement Agreement with WHV for the WHV International Equity Fund dated December 17, 2008, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(iii) to PEA No. 77 and is incorporated herein by reference.

(13)(d)

Amended and Restated Expense Limitation/Reimbursement Agreement with WHV for the WHV Emerging Markets Equity Fund dated December 30, 2010, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(iv) to PEA No. 77 and is incorporated herein by reference.

(13)(e)

Amended and Restated Expense Limitation Agreement with Lateef dated August 30, 2010, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(v) to PEA No. 77 and is incorporated herein by reference.

(13)(f)

Amended and Restated Expense Limitation/Reimbursement Agreement with Private Capital filed as exhibit 28(h)(xii) to the Registrant’s Post-Effective Amendment No. 44 to the Registration Statement was filed with the SEC on March 15, 2011 (“PEA No. 44”) and is incorporated herein by reference.

(13)(g)

Amended and Restated Expense Limitation/Reimbursement Agreement with Estabrook dated July 22, 2010, as amended and restated August 31, 2012, was filed with the SEC as exhibit 28(h)(viii) to PEA No. 62 and is incorporated herein by reference.

(13)(h)

Amended and Restated Fee Waiver Agreement with AMG dated June 25, 2010, as amended and restated August 31, 2013was filed with the SEC as exhibit 28(h)(viii) to PEA No. 77 and is incorporated herein by reference.

(13)(i)

Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Fund dated August 11, 2010, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(ix) to PEA No. 77 and is incorporated herein by reference.

(13)(j)

Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham dated November 2, 2010, as amended and restated August 29, 2011, was filed with the SEC as exhibit 28(h)(xi) to PEA No. 60 and is incorporated herein by reference

(13)(k)

Amended and Restated Expense Limitation/Reimbursement Agreement with Timberline dated December 29, 2010, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(xi) to PEA No. 77 and is incorporated herein by reference.

(13)(l)

Amended and Restated Expense Limitation/Reimbursement Agreement with Polen dated June 20, 2010, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(xiii) to PEA No. 77 and is incorporated herein by reference.

(13)(m)	Expense Limitation/Reimbursement Agreement with EIC dated April 21, 2011 was filed with the SEC as exhibit 28(h)(xxii) to PEA No. 52 and is incorporated herein by reference.

(13)(n)

Form of Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Debt Fund was filed with the SEC as exhibit 28(h)(xxiv) to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on June 15, 2011 (“PEA No. 49”) and is incorporated herein by reference.

(13)(o)

Amended and Restated Expense Limitation/Reimbursement Agreement with Boston Advisors dated January 25, 2011, as amended and restated August 31, 2013, was filed with the SEC as exhibit 28(h)(xvi) to the Registrant’s Post-Effective Amendment No. 78 to the Registration Statement on August 30, 2013 (“PEA 78”) and is incorporated herein by reference.

(13)(p)

Amended and Restated Expense Limitation/Reimbursement Agreement with Heitman dated June 1, 2012, as amended and restated August 1, 2013, was filed with the SEC as exhibit 28(h)(xvii) to PEA No. 77 and is incorporated herein by reference.

(13)(q)	Expense Limitation/Reimbursement Agreement with Origin was filed with the SEC as exhibit 28(h)(xx) to PEA No. 66 and is incorporated herein by reference.

(13)(r)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute Return Fund was filed with the SEC as exhibit 28(h)(xxi) to PEA No. 63 and is incorporated herein by reference.

(13)(s)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Return Fund was filed with the SEC as exhibit 28(h)(xxii) to PEA No. 71 and is incorporated herein by reference

(13)(t)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral Fund was filed with the SEC as exhibit 28(h)(xxi) to PEA No. 84 and is incorporated herein by reference.

(13)(u)

Form of Expense Limitation/Reimbursement Agreement with WHV for the WHV/Seizert Small Cap Value Equity Fund was filed with the SEC as exhibit 28(h)(xxiv) to PEA No. 72 and is incorporated herein by reference.

(13)(v)	Form of Expense Limitation/Reimbursement Agreement with EquityCompass for the Quality Dividend Fund was filed with the SEC as exhibit 28(h)(xxv) to PEA No. 72 and is incorporated herein by reference.

(13)(w)	Form of Expense Limitation/Reimbursement Agreement with Sirios was filed with the SEC as exhibit 28(h)(xxiv) to PEA No. 83 and is incorporated herein by reference.

(13)(x)	Form of Expense Limitation/Reimbursement Agreement with BRAM was filed with the SEC as exhibit 28(h)(xxv) to PEA No. 85 and is incorporated herein by reference.

(13)(y)	Form of Expense Limitation/Reimbursement Agreement with Mount Lucas was filed with the SEC as exhibit 28(h)(xxvi) to PEA No. 88 and is incorporated herein by reference.

(13)(z)	Initial Capital Agreement was filed with the SEC as exhibit 23(l) to Pre-No. 1 and is incorporated herein by reference.

(14)	Consent of KPMG LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of attorney are filed herewith.

(17)	Form of Proxy Card is filed herewith.

Item 17.                                                 Undertakings.

(1)                                                                                The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                                                                The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                                                                The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Wilmington, State of Delaware on the 13th day of December 2013.

FUNDVANTAGE TRUST

By:	/s/ Joel Weiss
Joel Weiss, President and CEO

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	December 13, 2013
Robert J. Christian

/s/ Iqbal Mansur*	Trustee	December 13, 2013
Iqbal Mansur

/s/ Nancy B. Wolcott.*	Trustee	December 13, 2013
Nancy B. Wolcott

/s/ Donald J. Puglisi*	Trustee	December 13, 2013
Donald J. Puglisi

/s/ Stephen M. Wynne*	Trustee	December 13, 2013
Stephen M. Wynne

/s/ James Shaw	Treasurer and CFO	December 13, 2013
James Shaw

/s/ Joel Weiss	President and CEO	December 13, 2013
Joel Weiss

* By:	/s/ Joel Weiss
Joel Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(11)	Opinion of Pepper Hamilton LLP

(12)	Form of Tax Opinion of Pepper Hamilton LLP

(14)	Consent of KPMG LLP

(16)	Powers of Attorney

(17)	Form of Proxy Card